UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-02796)

Exact name of registrant as specified in charter:	Putnam High Yield Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2012

Date of reporting period:	September 1, 2011 — August 31, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PHIGX

Putnam High Yield Trust

Annual report
8|31|12

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
High Yield
Trust

Annual report
8 | 31 | 12

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Trustee approval of management contract	17

Financial statements	22

Federal tax information	69

About the Trustees	70

Officers	72

Consider these risks before investing: Lower-rated bonds may offer higher yields in return for more risk. The use of derivatives involves additional risks, such as the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Bond investments are subject to interest-rate risk, which means the prices of the fund’s bond investments are likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuer of the bond may default on payment of interest or principal. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds, which may be considered speculative. Unlike bonds, funds that invest in bonds have ongoing fees and expenses. The prices of bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry.

Message from the Trustees

Dear Fellow Shareholder:

Markets worldwide have exhibited resiliency in recent months, despite the challenges of a global economic slowdown and tepid growth here in the United States. Since early summer, stock and bond investors have increasingly moved into riskier assets. Still, the market rebound has been punctuated by periods of volatility.

Persistently high U.S. unemployment, Europe’s tenacious credit troubles, and a manufacturing slowdown in China all have created a climate of uncertainty — an environment that, we believe, will remain for some time. The hope is that, after election day, Washington lawmakers will act swiftly to resolve pressing challenges, such as the impending “fiscal cliff” set to occur on January 1, 2013, that will trigger automatic tax increases and government spending cuts.

A long-term view and balanced investment approach become ever more important in this type of market environment, as does reliance on a financial advisor, who can help you navigate your way toward your financial goals.

We would like to take this opportunity to announce the arrival of two new Trustees, Liaquat Ahamed and Katinka Domotorffy, CFA, to your fund’s Board of Trustees. Mr. Ahamed, who in 2010 won the Pulitzer Prize for History with his book, Lords of Finance: The Bankers Who Broke the World, also serves on the Board of Aspen Insurance and the Board of the Rohatyn Group, an emerging-market fund complex that manages money for institutional investors. Ms. Domotorffy, who until year-end 2011 was a Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management, currently serves as a member of the Anne Ray Charitable Trust’s Investment Committee, Margaret A. Cargill Philanthropies, and director for Reach Out and Read of Greater New York, an organization dedicated to promoting early childhood literacy.

We would also like to extend a welcome to new shareholders of the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

A disciplined approach to seeking high current income and capital growth

Unlike most types of fixed-income investments, high-yield bonds are more influenced by the performance of issuing companies than by interest rates. For this reason, distinguishing between opportunities and pitfalls in the high-yield bond market requires a rigorous selection process. With Putnam High Yield Trust, this process includes exhaustive research, investment diversification, and timely portfolio adjustments.

Because of the risks of high-yield bond investing, in-depth credit research is essential. The fund’s research team visits with the management of issuing companies and analyzes each company’s profitability and capital structure. The team then considers this information in the context of the bond’s total return profile before deciding whether it is an appropriate investment for the fund.

The fund’s managers seek bonds issued by a broad range of companies. Holdings are diversified across industry sectors and among bonds with different credit ratings. While the fund invests primarily in bonds of U.S. companies, it can target foreign bonds as well. The fund also invests in convertible securities and bank loans.

As the bond markets shift over time, the managers look for ways to capitalize on developments that affect fixed-income securities in general and high-yield bonds in particular. For example, if credit spreads widen and prices of lower-rated securities decline, the managers may look to take advantage of the improved valuation of higher-risk securities. Conversely, if the managers believe that credit risk is likely to pick up or volatility is likely to increase, they may look to reduce risk in the portfolio.

What makes a bond “high yield”?

High-yield bonds are fixed-income investments typically issued by companies that lack an established earnings track record or a solid credit history. In general, high-yield bonds offer higher interest rates than investment-grade bonds to compensate for their increased risk. Because of this added risk, these bonds are typically rated below investment grade by an independent rating agency (for example, the lowest Moody’s Investors Service rating of investment-grade bonds is Baa). The lower the rating, the greater the possibility that a bond’s issuer will be unable to make interest payments or repay the principal.

2	3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

Interview with your fund’s portfolio manager

Paul, how would you describe the market environment for high-yield bonds during the fund’s fiscal year ended August 31, 2012?

The trend for high-yield bonds and for risk assets in general was decidedly positive over the past 12 months, although there were some bumps along the way. In particular, April and May sent investors on a flight to quality; the economic data coming out at the time suggested that the unusually mild winter had caused some inflated perceptions about the strength of the U.S. economy, and that growth was likely weaker than previously thought. This period of risk aversion turned out to be relatively short-lived. Reports on the European sovereign debt situation showed the Continent making slow progress, and that a disintegration of the European Union was unlikely. Meanwhile, the U.S. economy continued to show signs of slow and steady growth. In the absence of any significant negative surprises, investors continued to choose high-yield bonds over Treasuries, and the asset class resumed its upward trend during the summer months.

Against this backdrop, high yield significantly outperformed the broader bond markets, as measured by the Barclays U.S. Aggregate Bond Index. Moreover, I’m pleased to report that Putnam High Yield Trust outperformed the average return of its Lipper peer group during the fiscal year, although it did trail its benchmark.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 8/31/12. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on pages 15–16.

What positioning decisions influenced the fund’s relative performance?

At the sector/industry level, overweighting chemicals and telecommunications benefited performance versus the index, as did strong security selection in the gaming and leisure sector. On the other hand, a limited exposure and adverse security selection in industrials, services, and paper/packaging hampered relative performance.

Which holdings helped versus the index?

Our position in automotive finance provider Ally Financial was among the top contributors to relative performance, as investors became more confident in the company’s prospects. Ally is in the process of extricating itself from bankrupt mortgage subsidiary Residential Capital. In addition, Ally was the recipient of significant government funding during the peak of the financial crisis. Positive steps have been recently taken in an effort to shore up the company’s balance sheet, and our position benefited performance.

Wireless carrier Sprint Nextel was another top contributor. The company’s debt struggled somewhat in the final months of 2011, but rebounded sharply in 2012 after the company posted solid earnings on stronger wireless margins and reduced expenses. In addition, Sprint Nextel added more than one million subscribers to its network. Meanwhile, hospitality and gaming company MTR Gaming Group also contributed to

Credit qualities are shown as a percentage of net assets as of 8/31/12. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch, and then included in the closest equivalent Moody’s rating. Ratings will vary over time.

Credit quality includes bonds and represents only the fixed-income portion of the portfolio. Derivative instruments, including currency forwards, are only included to the extent of any unrealized gain or loss on such instruments and are shown in the net-cash category. Cash is also shown in the net-cash category. The fund itself has not been rated by an independent rating agency.

performance. MTR’s securities received a boost when the Ohio Gaming Commission licensed the firm to operate video lottery terminals at its Scioto Downs racetrack in Columbus, which opened in June.

Which investments weren’t as productive?

NII Holdings, which provides mobile communications for business customers in Latin America under the Nextel brand, disappointed. The company missed revenue and earnings expectations due to lower-than-forecast revenues and margin pressure from its expansion and rebranding initiatives. NII also indicated that it expects earnings and net subscriber additions to be markedly lower compared with the same period last year.

The high-yield bonds of automaker Chrysler also struggled during the period. While the company has seen some notable improvements over the past year, particularly in the United States, global sales and integration with parent company Fiat continued to prove challenging.

How have you positioned the fund recently?

The amount of refinancing that has occurred during the past two years has extended the maturity profile of many high-yield issuers, which helps reduce their current debt load. As a result, we believe prospects are quite good for the default rate to remain below the historical average for some time. That said, given the continuing uncertainty surrounding potential macroeconomic issues, U.S. fiscal policy, and geopolitical developments, we have modestly reduced the fund’s overall market risk by moderately increasing cash, among other measures. Maintaining a cash cushion may also help the fund, should marketplace liquidity remain constrained. We have brought the fund’s risk profile

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 8/31/12. Short-term holdings, derivatives, and TBA commitments are excluded. Holdings will vary over time.

more in line with that of the benchmark and are seeking to add value through prudent security selection in what may prove an uncertain investment environment.

The fund reduced its distribution rate during the period. What was the rationale behind that decision?

With some bonds in the portfolio maturing and with many companies refinancing existing debt at lower prevailing rates, some of the holdings we added during the period offered lower coupons. As a result, the fund reduced its class A share distribution rate from $0.045 to $0.040.

What is your outlook for the high-yield market for the remainder of 2012?

We evaluate the high-yield market by looking at three key factors: fundamentals, valuation, and “technicals,” or the balance of supply and demand. Currently, we are neutral on all three. While fundamentals appear fairly solid today, corporations likely cannot continue to improve their bottom lines — or profits — indefinitely without the United States experiencing some top-line growth. While revenues will need to begin to improve eventually, in the meantime, corporations in the high-yield universe are generally “playing defense” with large cash positions and conservative mindsets in relation to expansions and acquisitions. Ultimately, this

This chart shows how the fund’s credit quality has changed over the past six months. Credit qualities are shown as a percentage of net assets as of 8/31/12. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch, and then included in the closest equivalent Moody’s rating. Ratings will vary over time.

Credit quality includes bonds and represents only the fixed-income portion of the portfolio. Derivative instruments, including currency forwards, are only included to the extent of any unrealized gain or loss on such instruments and are shown in the net-cash category. Cash is also shown in the net-cash category. The fund itself has not been rated by an independent rating agency.

makes for a relatively attractive proposition for investors in a slow-growth environment.

The yield advantage that high-yield bonds offered over Treasuries at period-end was about 575 basis points [a basis point is 1/100 of one percent]. From a valuation perspective, that yield advantage, or “spread,” is slightly wider than historical norms, and particularly wide in the context of today’s environment of below-average defaults. As for market technicals, while overall demand for high-yield bonds remains intact, new issuance has slowed, with most new issues resulting from refinancing, as corporations sought to lock in attractive long-term rates. This generally has been positive for existing high-yield bondholders, as new investors have relatively little supply to choose from. Overall, given the exceptionally low yields in other segments of the market, the robust health of high-yield issuers, and the low relative default rate, we believe the high-yield segment of the bond market remains an attractive option for investors seeking income opportunities. Moreover, our actively managed approach can help us better position the fund for whatever developments the larger economy may have in store.

Thanks for your time and for bringing us up to date, Paul.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Paul D. Scanlon is Co-Head of Fixed Income at Putnam. He has an M.B.A. from The University of Chicago Booth School of Business and a B.A. from Colgate University. A CFA charterholder, Paul joined Putnam in 1999 and has been in the investment industry since 1986.

In addition to Paul, your fund’s portfolio managers are Norman P. Boucher and Robert L. Salvin.

IN THE NEWS

In a bid to protect Spain and Italy from financial collapse, the European Central Bank (ECB) made a bold move in early September to buy unlimited amounts of short-term bonds from those eurozone countries that need the most assistance. The program is designed to effectively spread the risk for the responsibility of sharing repayment of the nations’ debt. The move is meant to provide countries like Spain and Italy with sufficient time to reduce their debt and restore their economies. Financial markets worldwide reacted positively to the news because it may reduce the likelihood that the 17-nation euro currency union will dismantle, which could have significant economic ramifications.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended August 31, 2012, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 8/31/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(2/14/78)		(3/1/93)		(3/19/02)		(7/3/95)		(1/21/03)	(12/31/98)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	8.82%	8.70%	7.92%	7.92%	7.99%	7.99%	8.46%	8.35%	8.51%	8.91%

10 years	145.59	135.62	128.06	128.06	127.05	127.05	138.98	131.24	136.49	150.20
Annual average	9.40	8.95	8.59	8.59	8.55	8.55	9.10	8.74	8.99	9.60

5 years	45.43	39.54	40.20	38.22	39.90	39.90	43.58	38.96	42.59	46.70
Annual average	7.78	6.89	6.99	6.69	6.95	6.95	7.50	6.80	7.35	7.97

3 years	43.67	37.89	40.26	37.26	40.12	40.12	42.61	38.07	41.92	44.35
Annual average	12.84	11.30	11.94	11.13	11.90	11.90	12.56	11.35	12.38	13.02

1 year	12.49	7.96	11.51	6.51	11.48	10.48	12.16	8.50	12.17	12.71

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

Comparative index returns For periods ended 8/31/12

	JPMorgan Developed	Lipper High Yield Funds
	High Yield Index	category average*

Annual average (life of fund)	—†	8.61%

10 years	173.74%	133.26
Annual average	10.59	8.66

5 years	59.43	40.93
Annual average	9.78	6.91

3 years	52.84	43.04
Annual average	15.19	12.65

1 year	14.40	12.11

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 8/31/12, there were 505, 441, 375, 257, and 10 funds, respectively, in this Lipper category.

† The fund’s benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $22,806 and $22,705, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $23,124. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $23,649 and $25,020, respectively.

Fund price and distribution information For the 12-month period ended 8/31/12

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	12		12	12	12		12	12

Income	$0.515		$0.458	$0.461	$0.495		$0.498	$0.535

Capital gains	—		—	—	—		—	—

Total	$0.515		$0.458	$0.461	$0.495		$0.498	$0.535

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

8/31/11	$7.39	$7.70	$7.38	$7.34	$7.41	$7.66	$7.26	$7.28

8/31/12	7.76	8.08	7.74	7.69	7.78	8.04	7.61	7.63

	Before	After	Net	Net	Before	After	Net	Net
Current yield	sales	sales	asset	asset	sales	sales	asset	asset
(end of period)	charge	charge	value	value	charge	charge	value	value

Current dividend rate [1]	6.19%	5.94%	5.43%	5.46%	5.86%	5.67%	5.99%	6.61%

Current 30-day SEC yield [2]	N/A	4.88	4.33	4.32	N/A	4.67	4.82	5.33

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(2/14/78)		(3/1/93)		(3/19/02)		(7/3/95)		(1/21/03)	(12/31/98)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	8.85%	8.72%	7.95%	7.95%	8.02%	8.02%	8.48%	8.38%	8.54%	8.94%

10 years	152.21	142.12	134.22	134.22	133.19	133.19	145.40	137.29	143.27	157.05
Annual average	9.69	9.25	8.88	8.88	8.84	8.84	9.39	9.03	9.30	9.90

5 years	44.00	38.28	38.83	36.86	38.53	38.53	42.17	37.52	41.22	45.27
Annual average	7.57	6.70	6.78	6.48	6.74	6.74	7.29	6.58	7.15	7.75

3 years	38.33	32.82	35.24	32.24	35.10	35.10	37.32	32.77	36.81	39.14
Annual average	11.42	9.92	10.59	9.76	10.55	10.55	11.15	9.91	11.01	11.64

1 year	19.16	14.45	18.14	13.14	18.14	17.14	18.95	15.03	18.96	19.50

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses
for the fiscal year ended 8/31/11	1.00%	1.75%	1.75%	1.25%	1.25%	0.75%

Annualized expense ratio
for the six-month period
ended 8/31/12*	1.02%	1.77%	1.77%	1.27%	1.27%	0.77%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from March 1, 2012, to August 31, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.25	$9.08	$9.08	$6.53	$6.52	$3.96

Ending value (after expenses)	$1,046.10	$1,041.00	$1,041.30	$1,044.60	$1,043.00	$1,046.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended August 31, 2012, use the following calculation method. To find the value of your investment on March 1, 2012, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.18	$8.97	$8.97	$6.44	$6.44	$3.91

Ending value (after expenses)	$1,020.01	$1,016.24	$1,016.24	$1,018.75	$1,018.75	$1,021.27

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section at putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of August 31, 2012, Putnam employees had approximately $339,000,000 and the Trustees had approximately $80,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2012, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2012, the Contract Committee met in executive session with the other Independent Trustees to discuss the Contract Committee’s preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 22, 2012 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2012. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds, including your fund, have relatively new management contracts, which introduced fee schedules that reflect more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for two years — since January or, for a few funds, February 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Under its management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds had only been in place for two years, and the Trustees will continue to examine the operation of this new breakpoint structure in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points (effective March 1, 2012, this expense limitation was reduced to 32 basis points) on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). Putnam Management’s support for these expense limitations, including its agreement to reduce the expense limitation applicable to the open-end funds’ investor servicing fees and expenses as noted above, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 3rd quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 3rd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2011 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2011 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and, where applicable, with the performance of competitive funds or targeted annualized return. They noted that since 2009, when Putnam Management began implementing major changes to strengthen its investment personnel and processes, there has been a steady improvement in the number of Putnam funds showing above-median three-year performance results. They also noted the disappointing investment performance of some funds for periods ended December 31, 2011 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper High Current Yield Funds) for the one-year, three-year and five-year periods ended December 31, 2011 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	4th

Three-year period	2nd

Five-year period	2nd

Over the one-year, three-year and five-year periods ended December 31, 2011, there were 491, 424 and 356 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees, while noting that your fund’s investment performance over the three- and five-year period ended December 31, 2011 had been favorable, expressed concern about your fund’s fourth quartile performance over the one-year period ended December 31, 2011 and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s view that the fund’s underperformance over the one-year period was due in significant part to the fund’s overweight exposures to B and CCC rated securities, which proved detrimental, and to poor security selection.

The Trustees noted that Putnam Management remained confident in the portfolio managers and their investment process based, among other things, on the fund’s strong performance over longer periods. The Trustees also considered a number of other changes that Putnam Management had made in recent years in efforts to support and improve fund performance generally. In particular, the Trustees recognized that Putnam Management has adjusted the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to performance issues, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to acquire research services that supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam High Yield Trust:

We have audited the accompanying statement of assets and liabilities of Putnam High Yield Trust (the fund), including the fund’s portfolio, as of August 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam High Yield Trust as of August 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
October 9, 2012

The fund’s portfolio 8/31/12

CORPORATE BONDS AND NOTES (84.7%)*	Principal amount		Value

Advertising and marketing services (0.4%)
Affinion Group, Inc. company guaranty sr. unsec.
notes 7 7/8s, 2018		$2,995,000	$2,141,425

Affinion Group, Inc. company guaranty sr. unsec.
sub. notes 11 1/2s, 2015		1,977,000	1,413,555

Lamar Media Corp. company guaranty sr. sub. notes 7 7/8s, 2018		900,000	994,500

Lamar Media Corp. company guaranty sr. sub. notes 5 7/8s, 2022		1,100,000	1,166,000

			5,715,480
Automotive (1.6%)
Chrysler Group, LLC/CG Co-Issuer, Inc. company
guaranty notes 8 1/4s, 2021		3,330,000	3,513,150

Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5 7/8s, 2021		5,505,000	6,083,309

Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5 3/4s, 2021		875,000	962,526

General Motors Escrow notes 8 1/4s, 2023		2,555,000	38,325

Motors Liquidation Co. Escrow notes 8 3/8s, 2033		2,390,000	35,850

Navistar International Corp. sr. notes 8 1/4s, 2021		5,829,000	5,544,836

Schaeffler Finance BV sr. sec. notes Ser. REGS, 8 3/4s,
2019 (Germany)	EUR	460,000	626,264

Schaeffler Finance BV 144A company
guaranty sr. notes 8 1/2s, 2019 (Germany)		$3,110,000	3,428,775

Schaeffler Finance BV 144A company
guaranty sr. notes 7 3/4s, 2017 (Germany)		945,000	1,025,325

TRW Automotive, Inc. company guaranty sr. unsec.
unsub. notes Ser. REGS, 6 3/8s, 2014	EUR	1,065,000	1,405,167

TRW Automotive, Inc. 144A company
guaranty sr. notes 7 1/4s, 2017		$1,055,000	1,205,337

			23,868,864
Basic materials (5.7%)
Ardagh Glass Finance PLC sr. unsub. notes Ser. REGS,
9 1/4s, 2016 (Ireland)	EUR	455,000	622,100

Ashland, Inc. 144A sr. unsec. notes 4 3/4s, 2022		$980,000	982,450

Atkore International, Inc. company
guaranty sr. notes 9 7/8s, 2018		4,580,000	4,351,000

Celanese US Holdings, LLC company guaranty sr. unsec.
notes 6 5/8s, 2018 (Germany)		1,155,000	1,273,388

Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)		3,018,000	3,334,890

Cemex Finance, LLC 144A company guaranty sr. bonds
9 1/2s, 2016		1,975,000	2,014,500

Clondalkin Acquisition BV 144A company
guaranty sr. notes FRN 2.468s, 2013 (Netherlands)		1,067,000	976,305

Compass Minerals International, Inc. company
guaranty sr. unsec. notes 8s, 2019		2,532,000	2,747,220

Edgen Murray Corp. company guaranty sr. notes 12 1/4s, 2015		1,040,000	1,105,000

Ferro Corp. sr. unsec. notes 7 7/8s, 2018		3,535,000	3,305,225

FMG Resources August 2006 Pty, Ltd. 144A company
guaranty sr. unsec. notes 6 3/8s, 2016 (Australia)		1,210,000	1,161,600

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 8 1/4s,
2019 (Australia)		1,635,000	1,626,825

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 7s, 2015
(Australia)		15,000	14,775

CORPORATE BONDS AND NOTES (84.7%)* cont.	Principal amount		Value

Basic materials cont.
FMG Resources August 2006 Pty, Ltd. 144A sr. notes 6 7/8s,
2018 (Australia)		$2,677,000	$2,531,995

FMG Resources August 2006 Pty, Ltd. 144A sr. unsec.
notes 6 7/8s, 2022 (Australia)		1,515,000	1,396,567

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty sr. notes 8 7/8s, 2018		2,050,000	2,065,375

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty sr. notes FRN 4.935s, 2014		1,003,000	942,820

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty sr. notes 6 5/8s, 2020		120,000	121,200

Huntsman International, LLC company guaranty sr. unsec.
sub. notes 8 5/8s, 2021		1,903,000	2,178,935

Huntsman International, LLC company guaranty sr. unsec.
sub. notes 8 5/8s, 2020		2,465,000	2,810,100

INEOS Finance PLC 144A company guaranty sr. notes 8 3/8s,
2019 (United Kingdom)		1,380,000	1,452,450

INEOS Finance PLC 144A company guaranty sr. notes 7 1/2s,
2020 (United Kingdom)		615,000	628,838

INEOS Group Holdings, Ltd. company guaranty sr. unsec.
notes Ser. REGS, 7 7/8s, 2016 (United Kingdom)	EUR	2,250,000	2,533,545

JM Huber Corp. 144A sr. unsec. notes 9 7/8s, 2019		$2,950,000	3,270,813

Louisiana-Pacific Corp. company guaranty sr. unsec
unsub. notes 7 1/2s, 2020		1,310,000	1,421,350

LyondellBasell Industries NV sr. unsec. notes 6s, 2021
(Netherlands)		2,540,000	2,895,600

LyondellBasell Industries NV sr. unsec. unsub notes 5s,
2019 (Netherlands)		5,670,000	6,010,200

LyondellBasell Industries NV sr. unsec.
unsub. notes 5 3/4s, 2024 (Netherlands)		3,155,000	3,573,038

Momentive Performance Materials, Inc. company
guaranty notes 9 1/2s, 2021	EUR	785,000	661,668

Momentive Performance Materials, Inc. notes 9s, 2021		$655,000	478,150

Momentive Performance Materials, Inc. 144A company
guaranty sr. notes 10s, 2020		550,000	552,750

New Gold, Inc. 144A company guaranty sr. unsec.
unsub. notes 7s, 2020 (Canada)		1,510,000	1,589,275

Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020		1,770,000	1,977,975

Novelis, Inc. company guaranty sr. unsec. notes 7 1/4s, 2015		2,589,000	2,608,418

Roofing Supply Group, LLC/Roofing Supply Finance, Inc. 144A
company guaranty sr. unsec. notes 10s, 2020		1,683,000	1,800,810

Smurfit Kappa Acquisition company
guaranty sr. bonds 7 1/4s, 2017 (Ireland)	EUR	200,000	270,762

Smurfit Kappa Funding PLC sr. unsec. sub. notes 7 3/4s,
2015 (Ireland)		$1,918,000	1,941,975

Smurfit Kappa Treasury company guaranty sr. unsec.
unsub. debs 7 1/2s, 2025 (Ireland)		981,000	993,263

Steel Dynamics, Inc. company guaranty sr. unsec.
unsub. notes 6 3/4s, 2015		2,682,000	2,735,640

Steel Dynamics, Inc. sr. unsec. notes company
guaranty 7 5/8s, 2020		630,000	685,125

CORPORATE BONDS AND NOTES (84.7%)* cont.	Principal amount	Value

Basic materials cont.
Steel Dynamics, Inc. 144A company guaranty sr. unsec.
notes 6 3/8s, 2022	$435,000	$450,225

Steel Dynamics, Inc. 144A company guaranty sr. unsec.
notes 6 1/8s, 2019	580,000	601,750

Taminco Global Chemical Corp. 144A sr. notes 9 3/4s, 2020	3,015,000	3,180,825

TPC Group, LLC company guaranty sr. notes 8 1/4s, 2017	2,384,000	2,616,440

Tronox Finance, LLC 144A company guaranty sr. unsec.
notes 6 3/8s, 2020	2,880,000	2,908,800

Verso Paper Holdings, LLC/Verso Paper, Inc. company
guaranty sr. notes 8 3/4s, 2019	597,000	271,635

Verso Paper Holdings, LLC/Verso Paper, Inc. 144A company
guaranty sr. notes 11 3/4s, 2019	250,000	197,500

		83,871,090
Broadcasting (1.8%)
Clear Channel Communications, Inc. company
guaranty sr. notes 9s, 2021	1,391,000	1,192,783

Clear Channel Communications, Inc. sr. unsec. notes 5 1/2s, 2014	1,250,000	1,075,000

Clear Channel Worldwide Holdings, Inc. company
guaranty sr. unsec notes 7 5/8s, 2020	1,920,000	1,867,200

Clear Channel Worldwide Holdings, Inc. company
guaranty sr. unsec. unsub. notes Ser. B, 9 1/4s, 2017	3,075,000	3,340,219

Cumulus Media Holdings, Inc. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2019	2,945,000	2,783,025

Entercom Radio, LLC company guaranty sr. unsec.
sub. notes 10 1/2s, 2019	2,520,000	2,759,400

Gray Television, Inc. company guaranty sr. notes 10 1/2s, 2015	2,725,000	2,943,000

Nexstar Broadcasting, Inc./Mission Broadcasting, Inc.
company guaranty sr. notes 8 7/8s, 2017	2,330,000	2,504,750

Sirius XM Radio, Inc. 144A sr. unsec. notes 5 1/4s, 2022	635,000	633,413

Univision Communications, Inc. 144A company
guaranty sr. unsec. notes 8 1/2s, 2021	1,917,000	1,940,963

Univision Communications, Inc. 144A sr. notes 7 7/8s, 2020	1,475,000	1,581,938

XM Satellite Radio, Inc. 144A company guaranty sr. unsec.
notes 13s, 2013	940,000	1,044,575

XM Satellite Radio, Inc. 144A sr. unsec. notes 7 5/8s, 2018	3,100,000	3,425,500

		27,091,766
Building materials (1.5%)
Building Materials Corp. 144A company
guaranty sr. notes 7 1/2s, 2020	2,170,000	2,370,725

Building Materials Corp. 144A sr. notes 7s, 2020	1,385,000	1,499,263

Building Materials Corp. 144A sr. notes 6 7/8s, 2018	1,025,000	1,099,313

Building Materials Corp. 144A sr. notes 6 3/4s, 2021	955,000	1,043,338

Jeld-Wen Escrow Corp. 144A sr. notes 12 1/4s, 2017	3,825,000	4,312,688

Masonite International Corp., 144A company
guaranty sr. notes 8 1/4s, 2021 (Canada)	3,044,000	3,188,590

Nortek, Inc. company guaranty sr. unsec. notes 10s, 2018	3,311,000	3,625,545

Owens Corning company guaranty sr. unsec. notes 9s, 2019	3,810,000	4,772,025

		21,911,487

CORPORATE BONDS AND NOTES (84.7%)* cont.	Principal amount		Value

Cable television (2.9%)
Adelphia Communications Corp. escrow bonds zero %, 2013		$81,000	$648

Adelphia Communications Corp. escrow bonds zero %, 2012		4,000	32

Adelphia Communications Corp. escrow bonds zero %, 2012		4,000	32

Adelphia Communications Corp. escrow bonds zero %, 2012		2,906,000	23,248

Adelphia Communications Corp. escrow bonds zero %, 2012		2,223,000	17,784

AMC Networks, Inc. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2021		650,000	739,375

Bresnan Broadband Holdings, LLC 144A company
guaranty sr. unsec. unsub. notes 8s, 2018		1,627,000	1,724,620

Cablevision Systems Corp. sr. unsec. unsub. notes 8 5/8s, 2017		4,050,000	4,637,250

Cablevision Systems Corp. sr. unsec. unsub. notes 8s, 2020		755,000	836,163

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 7 7/8s, 2018		2,255,000	2,446,675

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 6 1/2s, 2021		1,380,000	1,480,050

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 5 1/4s, 2022		1,060,000	1,049,400

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. notes 7 3/8s, 2020		1,885,000	2,089,993

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. notes 6 5/8s, 2022		1,770,000	1,916,025

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsub. notes 7s, 2019		2,351,000	2,544,957

Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. notes 8 5/8s, 2017		4,975,000	5,341,905

CSC Holdings, LLC 144A sr. unsec. unsub. notes 6 3/4s, 2021		1,540,000	1,663,200

DISH DBS Corp. company guaranty 7 1/8s, 2016		6,000	6,600

DISH DBS Corp. company guaranty sr. unsec. notes 7 7/8s, 2019		2,050,000	2,354,937

DISH DBS Corp. company guaranty sr. unsec. notes 6 3/4s, 2021		4,215,000	4,488,975

Mediacom Broadband, LLC/Mediacom Broadband Corp. sr. unsec.
unsub. notes 8 1/2s, 2015		87,000	88,849

Mediacom, LLC/Mediacom Capital Corp. sr. unsec.
notes 9 1/8s, 2019		1,275,000	1,418,438

Mediacom, LLC/Mediacom Capital Corp. sr. unsec.
unsub. notes 7 1/4s, 2022		1,360,000	1,443,300

Quebecor Media, Inc. 144A sr. unsec. notes 7 3/8s, 2021
(Canada)	CAD	1,680,000	1,805,333

Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 144A
company guaranty sr. notes 7 1/2s, 2019 (Germany)		$1,275,000	1,379,576

Videotron Ltee company guaranty sr. unsec. unsub. notes 5s,
2022 (Canada)		2,255,000	2,390,300

Virgin Media Finance PLC company guaranty sr. notes Ser. 1,
9 1/2s, 2016 (United Kingdom)		420,000	469,350

Virgin Media Finance PLC company guaranty sr. unsec.
unsub. notes 5 1/4s, 2022 (United Kingdom)		1,000,000	1,052,141

			43,409,156

CORPORATE BONDS AND NOTES (84.7%)* cont.	Principal amount		Value

Capital goods (5.6%)
Altra Holdings, Inc. company guaranty sr. notes 8 1/8s, 2016		$1,967,000	$2,109,607

American Axle & Manufacturing, Inc. company
guaranty sr. unsec. notes 7 3/4s, 2019		5,010,000	5,492,213

ARD Finance SA sr. notes Ser. REGS, 11 1/8s, 2018
(Luxembourg) ‡‡	EUR	316,687	359,699

Ardagh Packaging Finance PLC sr. notes Ser. REGS, 7 3/8s,
2017 (Ireland)	EUR	2,870,000	3,824,205

Ardagh Packaging Finance PLC 144A company
guaranty sr. notes 7 3/8s, 2017 (Ireland)	EUR	790,000	1,052,656

Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc.
144A company guaranty sr. notes 7 3/8s, 2017 (Ireland)		$350,000	374,500

Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc.
144A company guaranty sr. unsec notes 9 1/8s, 2020 (Ireland)		350,000	368,375

B/E Aerospace, Inc. sr. unsec. unsub. notes 5 1/4s, 2022		825,000	862,125

Ball Corp. company guaranty sr. unsec. notes 5s, 2022		507,000	532,350

Berry Plastics Corp. company guaranty notes 9 1/2s, 2018		1,695,000	1,830,600

Berry Plastics Corp. company guaranty unsub. notes 9 3/4s, 2021		1,627,000	1,801,903

Berry Plastics Holding Corp. company guaranty sr. unsec.
sub. notes 10 1/4s, 2016		1,610,000	1,658,300

Bombardier, Inc. 144A sr. unsec. notes 7 3/4s, 2020 (Canada)		1,325,000	1,490,625

Briggs & Stratton Corp. company guaranty sr. unsec.
notes 6 7/8s, 2020		3,155,000	3,423,175

Consolidated Container Co. LLC/Consolidated Container
Capital, Inc. 144A company guaranty sr. unsec.
notes 10 1/8s, 2020		1,465,000	1,534,588

Crown Euro Holdings SA 144A sr. notes 7 1/8s, 2018 (France)	EUR	610,000	840,961

Exide Technologies sr. notes 8 5/8s, 2018		$1,875,000	1,535,155

Kratos Defense & Security Solutions, Inc. company
guaranty sr. notes 10s, 2017		3,720,000	3,961,800

Legrand SA unsec. unsub. debs. 8 1/2s, 2025 (France)		5,781,000	7,442,005

Pittsburgh Glass Works, LLC 144A sr. notes 8 1/2s, 2016		3,641,000	3,331,515

Polypore International, Inc. company guaranty sr. unsec.
notes 7 1/2s, 2017		2,790,000	2,999,250

Rexel SA 144A company guaranty sr. unsec.
unsub. notes 6 1/8s, 2019 (France)		3,025,000	3,155,611

Reynolds Group Issuer, Inc. company
guaranty sr. notes 7 7/8s, 2019		1,235,000	1,366,219

Reynolds Group Issuer, Inc. company
guaranty sr. notes 7 3/4s, 2016		1,330,000	1,389,850

Reynolds Group Issuer, Inc. company
guaranty sr. notes 7 1/8s, 2019		1,585,000	1,707,838

Reynolds Group Issuer, Inc. company guaranty sr. unsec.
unsub. notes 9 7/8s, 2019		3,070,000	3,238,850

Reynolds Group Issuer, Inc. company guaranty sr. unsec.
unsub. notes 9s, 2019		195,000	198,169

Reynolds Group Issuer, Inc. company guaranty sr. unsec.
unsub. notes 8 1/4s, 2021 (New Zealand)		785,000	771,263

Ryerson Holding Corp. sr. disc. notes zero %, 2015		2,845,000	1,458,062

Ryerson, Inc. company guaranty sr. notes 12s, 2015		4,858,000	4,943,010

CORPORATE BONDS AND NOTES (84.7%)* cont.	Principal amount	Value

Capital goods cont.
Tenneco, Inc. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2018	$1,040,000	$1,133,600

Tenneco, Inc. company guaranty sr. unsub. notes 6 7/8s, 2020	3,105,000	3,384,450

Terex Corp. company guaranty sr. unsec. notes 10 7/8s, 2016	935,000	1,053,839

Terex Corp. sr. unsec. sub. notes 8s, 2017	2,365,000	2,477,338

Thermadyne Holdings Corp. company guaranty sr. notes 9s, 2017	4,325,000	4,519,625

Thermon Industries, Inc. company guaranty sr. notes 9 1/2s, 2017	1,737,000	1,910,700

TransDigm, Inc. company guaranty unsec. sub. notes 7 3/4s, 2018	3,045,000	3,391,369

		82,925,400
Coal (1.1%)
Alpha Natural Resources, Inc. company guaranty sr. unsec.
notes 6 1/4s, 2021	1,040,000	930,800

Alpha Natural Resources, Inc. company guaranty sr. unsec.
notes 6s, 2019	1,715,000	1,547,788

Arch Coal, Inc. company guaranty sr. unsec. notes 7 1/4s, 2020	630,000	570,150

Arch Coal, Inc. company guaranty sr. unsec.
unsub. notes 7s, 2019	2,010,000	1,819,050

CONSOL Energy, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2020	4,745,000	5,112,738

CONSOL Energy, Inc. company guaranty sr. unsec. notes 8s, 2017	3,785,000	4,078,338

James River Coal Co. company guaranty sr. unsec.
unsub. notes 7 7/8s, 2019	573,000	340,219

Peabody Energy Corp. company guaranty sr. unsec.
notes 7 3/8s, 2016	458,000	511,815

Peabody Energy Corp. company guaranty sr. unsec.
unsub. notes 6 1/2s, 2020	262,000	271,170

Peabody Energy Corp. 144A sr. unsec. notes 6s, 2018	1,310,000	1,339,475

		16,521,543
Commercial and consumer services (2.1%)
ARAMARK Holdings Corp. 144A sr. unsec. notes 8 5/8s, 2016 ‡‡	1,086,000	1,111,803

Ashtead Capital, Inc. 144A company
guaranty sr. notes 6 1/2s, 2022	1,080,000	1,123,200

Compucom Systems, Inc. 144A sr. sub. notes 12 1/2s, 2015	1,462,000	1,505,860

Interactive Data Corp. company guaranty sr. unsec.
notes 10 1/4s, 2018	5,075,000	5,722,063

Lender Processing Services, Inc. company
guaranty sr. unsec. unsub. notes 8 1/8s, 2016	2,662,000	2,776,799

PHH Corp. sr. unsec. unsub. notes 9 1/4s, 2016	2,310,000	2,546,775

PHH Corp. sr. unsec. unsub. notes 7 3/8s, 2019	1,785,000	1,856,400

Rural/Metro Corp. 144A sr. unsec. notes 10 1/8s, 2019	3,240,000	3,231,900

Rural/Metro Corp. 144A sr. unsec. notes 10 1/8s, 2019	980,000	965,300

Sabre Holdings Corp. sr. unsec. unsub. notes 8.35s, 2016	4,125,000	4,057,968

Sabre, Inc. 144A sr. notes 8 1/2s, 2019	2,019,000	2,114,902

Travelport, LLC company guaranty sr. unsec.
sub. notes 11 7/8s, 2016	1,404,000	522,990

Travelport, LLC company guaranty sr. unsec.
unsub. notes 9 7/8s, 2014	104,000	82,680

Travelport, LLC 144A sr. notes 6.461s, 2016 ‡‡	2,505,745	1,935,688

Travelport, LLC/Travelport, Inc. company
guaranty sr. unsec. notes 9s, 2016	1,410,000	1,001,100

		30,555,428

CORPORATE BONDS AND NOTES (84.7%)* cont.	Principal amount		Value

Consumer (0.6%)
Jarden Corp. company guaranty sr. unsec. notes 8s, 2016		$1,120,000	$1,202,600

Jarden Corp. company guaranty sr. unsec. sub. notes Ser. 1,
7 1/2s, 2020	EUR	410,000	548,837

Scotts Miracle-Gro Co. (The) company guaranty sr. unsec.
unsub. notes 6 5/8s, 2020		$2,125,000	2,281,718

Spectrum Brands Holdings, Inc. Company
guaranty sr. notes 9 1/2s, 2018		1,482,000	1,691,333

Spectrum Brands Holdings, Inc. 144A company
guaranty sr. notes 9 1/2s, 2018		1,110,000	1,266,787

Spectrum Brands Holdings, Inc. 144A sr. notes 6 3/4s, 2020		1,515,000	1,590,750

			8,582,025
Consumer staples (6.0%)
Avis Budget Car Rental, LLC company guaranty sr. unsec.
unsub. notes 9 3/4s, 2020		730,000	821,250

Avis Budget Car Rental, LLC company guaranty sr. unsec.
unsub. notes 9 5/8s, 2018		1,025,000	1,137,750

Avis Budget Car Rental, LLC company guaranty sr. unsec.
unsub. notes 7 3/4s, 2016		2,589,000	2,663,460

Avis Budget Car Rental, LLC 144A company
guaranty sr. unsec. unsub. notes 8 1/4s, 2019		705,000	761,400

Burger King Corp. company guaranty sr. unsec. notes 9 7/8s, 2018		1,830,000	2,109,075

Carrols Restaurant Group, Inc. 144A company
guaranty sr. notes 11 1/4s, 2018		890,000	954,525

CKE Holdings, Inc. 144A sr. notes 10 1/2s, 2016 ‡‡		1,612,610	1,800,076

Claire’s Stores, Inc. company guaranty sr. notes 8 7/8s, 2019		1,500,000	1,293,750

Claire’s Stores, Inc. 144A sr. notes 9s, 2019		2,300,000	2,386,250

Constellation Brands, Inc. company guaranty sr. unsec.
unsub. notes 7 1/4s, 2016		3,323,000	3,788,220

Constellation Brands, Inc. company guaranty sr. unsec.
unsub. notes 6s, 2022		1,205,000	1,354,119

Constellation Brands, Inc. company guaranty sr. unsec.
unsub. notes 4 5/8s, 2023		570,000	579,975

Corrections Corporation of America company
guaranty sr. notes 7 3/4s, 2017		3,640,000	3,926,650

Dave & Buster’s, Inc. company guaranty sr. unsec.
unsub. notes 11s, 2018		3,162,000	3,525,630

Dean Foods Co. company guaranty sr. unsec.
unsub. notes 9 3/4s, 2018		1,810,000	2,020,413

Dean Foods Co. company guaranty sr. unsec. unsub. notes 7s, 2016		2,215,000	2,350,669

Del Monte Corp. company guaranty sr. unsec. notes 7 5/8s, 2019		2,420,000	2,407,900

DineEquity, Inc. company guaranty sr. unsec. notes 9 1/2s, 2018		3,685,000	4,136,411

Dole Food Co. sr. notes 13 7/8s, 2014		672,000	756,000

Dole Food Co. 144A sr. notes 8s, 2016		765,000	799,425

Elizabeth Arden, Inc. sr. unsec. unsub. notes 7 3/8s, 2021		2,455,000	2,725,050

Hertz Corp. (The) company guaranty sr. unsec. notes 7 1/2s, 2018		920,000	992,450

Hertz Holdings Netherlands BV 144A sr. bonds 8 1/2s, 2015
(Netherlands)	EUR	2,395,000	3,274,812

JBS USA, LLC/JBS USA Finance, Inc. company
guaranty sr. unsec. notes 11 5/8s, 2014		$1,050,000	1,183,875

CORPORATE BONDS AND NOTES (84.7%)* cont.	Principal amount	Value

Consumer staples cont.
JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec.
notes 8 1/4s, 2020	$900,000	$859,500

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec.
notes 7 1/4s, 2021	3,590,000	3,284,850

Landry’s Acquisition Co. 144A sr. unsec. notes 9 3/8s, 2020	1,610,000	1,696,537

Libbey Glass, Inc. 144A company guaranty sr. notes 6 7/8s, 2020	1,406,000	1,499,148

Michael Foods, Inc. company guaranty sr. unsec.
notes 9 3/4s, 2018	1,200,000	1,326,000

Post Holdings, Inc. 144A sr. unsec. notes 7 3/8s, 2022	970,000	1,022,137

Prestige Brands, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2018	3,290,000	3,610,775

Revlon Consumer Products Corp. company
guaranty notes 9 3/4s, 2015	1,770,000	1,876,200

Rite Aid Corp. company guaranty sr. notes 10 1/4s, 2019	880,000	992,200

Rite Aid Corp. company guaranty sr. notes 7 1/2s, 2017	1,951,000	2,004,653

Rite Aid Corp. company guaranty sr. unsec.
unsub. notes 9 1/2s, 2017	4,467,000	4,606,593

Rite Aid Corp. company guaranty sr. unsec.
unsub. notes 9 1/4s, 2020	2,300,000	2,363,250

Rite Aid Corp. company guaranty sr. unsub. notes 8s, 2020	740,000	832,500

Service Corporation International sr. notes 7s, 2019	1,100,000	1,204,500

Smithfield Foods, Inc. sr. unsec. unsub. notes 6 5/8s, 2022	1,960,000	2,011,450

Stewart Enterprises, Inc. company guaranty sr. unsec.
notes 6 1/2s, 2019	2,025,000	2,146,500

UR Financing Escrow Corp. 144A company
guaranty notes 5 3/4s, 2018	765,000	808,988

UR Financing Escrow Corp. 144A sr. unsec. notes 7 5/8s, 2022	1,150,000	1,242,000

UR Merger Sub Corp. company guaranty sr. unsec.
unsub. notes 9 1/4s, 2019	3,630,000	4,083,750

West Corp. company guaranty sr. unsec. notes 8 5/8s, 2018	1,030,000	1,045,450

West Corp. company guaranty sr. unsec. notes 7 7/8s, 2019	1,959,000	1,939,410

Wok Acquisition Corp. 144A sr. unsec. notes 10 1/4s, 2020	675,000	714,656

		88,920,182
Distributors (0.2%)
HD Supply, Inc. 144A company guaranty sr. notes 8 1/8s, 2019	2,610,000	2,831,850

		2,831,850
Energy (oil field) (0.9%)
FTS International Services, LLC/FTS International Bonds, Inc.
144A company guaranty sr. unsec. unsub. notes 8 1/8s, 2018	2,520,000	2,601,900

Key Energy Services, Inc. company guaranty unsec.
unsub. notes 6 3/4s, 2021	2,308,000	2,348,390

Key Energy Services, Inc. 144A company guaranty sr. unsec.
notes 6 3/4s, 2021	610,000	617,625

Offshore Group Investment, Ltd. company
guaranty sr. notes 11 1/2s, 2015 (Cayman Islands)	4,050,000	4,475,250

Offshore Group Investment, Ltd. 144A company
guaranty sr. notes 11 1/2s, 2015 (Cayman Islands)	1,930,000	2,132,650

Trinidad Drilling, Ltd. 144A sr. unsec. notes 7 7/8s, 2019
(Canada)	505,000	542,875

		12,718,690

CORPORATE BONDS AND NOTES (84.7%)* cont.	Principal amount		Value

Entertainment (0.8%)
AMC Entertainment, Inc. company
guaranty sr. sub. notes 9 3/4s, 2020		$4,165,000	$4,602,325

Carmike Cinemas, Inc. company guaranty notes 7 3/8s, 2019		1,160,000	1,239,750

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp. company guaranty sr. unsec. notes 9 1/8s, 2018		420,000	476,700

Cinemark USA, Inc. company guaranty sr. unsec.
notes 8 5/8s, 2019		345,000	386,400

Cinemark USA, Inc. company guaranty sr. unsec.
sub. notes 7 3/8s, 2021		1,345,000	1,503,038

Regal Entertainment Group company guaranty sr. unsec.
notes 9 1/8s, 2018		3,315,000	3,696,225

			11,904,438
Financials (7.7%)
ABN AMRO North American Holding Preferred Capital Repackage
Trust I 144A jr. unsec. sub. bonds FRB 6.523s, Perpetual maturity		4,445,000	4,133,850

ACE Cash Express, Inc. 144A sr. notes 11s, 2019		1,573,000	1,458,957

Air Lease Corp. 144A sr. notes 5 5/8s, 2017		1,320,000	1,315,050

Ally Financial, Inc. company guaranty sr. notes 6 1/4s, 2017		2,065,000	2,231,247

Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes 8.3s, 2015		1,280,000	1,420,800

Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes 8s, 2020		1,270,000	1,485,900

Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes 7 1/2s, 2020		1,350,000	1,545,750

Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes 5 1/2s, 2017		960,000	993,600

Ally Financial, Inc. unsec. sub. notes 8s, 2018		1,542,000	1,730,895

American International Group, Inc. jr. sub. bonds FRB
8.175s, 2068		2,352,000	2,807,700

Capital One Capital IV company guaranty jr. unsec.
sub. notes FRN 6.745s, 2037		2,338,000	2,355,535

CB Richard Ellis Services, Inc. company guaranty sr. unsec.
notes 6 5/8s, 2020		1,732,000	1,892,210

CB Richard Ellis Services, Inc. company guaranty sr. unsec.
sub. notes 11 5/8s, 2017		1,322,000	1,487,250

CIT Group, Inc. sr. unsec. notes 5s, 2022		2,305,000	2,322,462

CIT Group, Inc. sr. unsec. unsub. notes 5 3/8s, 2020		1,875,000	1,952,344

CIT Group, Inc. sr. unsec. unsub. notes 5 1/4s, 2018		2,500,000	2,606,250

CIT Group, Inc. sr. unsec. unsub. notes 5s, 2017		1,000,000	1,042,500

CIT Group, Inc. 144A bonds 7s, 2017		970,911	971,882

CIT Group, Inc. 144A company guaranty notes 6 5/8s, 2018		2,390,000	2,596,137

CIT Group, Inc. 144A company guaranty notes 5 1/2s, 2019		2,300,000	2,397,750

Citigroup, Inc. unsec. sub. notes 4 3/4s, 2019	EUR	870,000	967,502

CNG Holdings, Inc./OH 144A sr. notes 9 3/8s, 2020		$1,115,000	1,137,300

CNO Financial Group, Inc. 144A company
guaranty sr. notes 9s, 2018		2,180,000	2,384,375

Community Choice Financial, Inc. 144A sr. notes 10 3/4s, 2019		2,950,000	2,898,375

Dresdner Funding Trust I 144A bonds 8.151s, 2031		4,120,000	3,576,160

E*Trade Financial Corp. sr. notes 6 3/4s, 2016		1,250,000	1,300,000

CORPORATE BONDS AND NOTES (84.7%)* cont.	Principal amount	Value

Financials cont.
E*Trade Financial Corp. sr. unsec. unsub. notes 12 1/2s, 2017	$1,364,000	$1,556,665

HBOS Capital Funding LP 144A bank guaranty jr. unsec.
sub. FRB 6.071s, Perpetual maturity (Jersey)	3,560,000	2,581,712

HBOS PLC 144A sr. unsec. sub. notes 6 3/4s, 2018
(United Kingdom)	2,805,000	2,767,416

HBOS PLC 144A unsec. sub. bonds 6s, 2033 (United Kingdom)	1,050,000	834,990

HUB International Holdings, Inc. 144A
sr. sub. notes 10 1/4s, 2015	1,156,000	1,187,790

Icahn Enterprises LP/Icahn Enterprises Finance Corp.
company guaranty sr. unsec. notes 8s, 2018	5,295,000	5,639,175

International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019	490,000	512,050

International Lease Finance Corp. sr. unsec.
unsub. notes 5 7/8s, 2022	2,715,000	2,708,213

International Lease Finance Corp. sr. unsec.
unsub. notes 4 7/8s, 2015	1,045,000	1,081,575

iStar Financial, Inc. sr. unsec. unsub. notes 9s, 2017 R	1,985,000	2,049,512

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec.
sub. bonds 7.8s, 2037	1,565,000	1,656,944

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec.
sub. notes FRN 7s, 2037	550,000	515,625

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. unsub. notes 6 3/8s, 2022 R	1,530,000	1,614,150

National Money Mart Co. company guaranty sr. unsec.
unsub. notes 10 3/8s, 2016 (Canada)	1,317,000	1,470,100

Nationstar Mortgage, LLC/Nationstar Capital Corp. 144A
company guaranty sr. unsec. notes 9 5/8s, 2019	675,000	742,500

Nationstar Mortgage, LLC/Nationstar Capital Corp. 144A
company guaranty sr. unsec. unsub. notes 9 5/8s, 2019	430,000	470,850

Neuberger Berman Group LLC/Neuberger Berman Finance Corp.
144A sr. notes 5 7/8s, 2022	1,715,000	1,817,900

Neuberger Berman Group LLC/Neuberger Berman Finance Corp.
144A sr. notes 5 5/8s, 2020	1,125,000	1,186,875

Nuveen Investments, Inc. company guaranty sr. unsec.
unsub. notes 10 1/2s, 2015	932,000	948,310

Provident Funding Associates LP/PFG Finance Corp. 144A
sr. notes 10 1/4s, 2017	2,820,000	2,996,250

Provident Funding Associates LP/PFG Finance Corp. 144A
sr. notes 10 1/8s, 2019	1,385,000	1,402,312

Regions Bank unsec. sub. notes 7 1/2s, 2018	1,850,000	2,155,250

Regions Financing Trust II company guaranty jr. unsec.
sub. bonds FRB 6 5/8s, 2047	2,347,000	2,264,855

Royal Bank of Scotland Group PLC jr. unsec. sub. bonds FRB
7.648s, Perpetual maturity (United Kingdom)	6,180,000	5,809,200

Royal Bank of Scotland Group PLC sr. sub. notes FRN 9 1/2s,
2022 (United Kingdom)	685,000	741,074

SLM Corp. sr. notes Ser. MTN, 8s, 2020	1,060,000	1,200,450

SLM Corp. sr. unsec. unsub. notes Ser. MTN, 8.45s, 2018	6,505,000	7,513,275

Springleaf Finance Corp. sr. unsec. notes Ser. MTN, 6.9s, 2017	7,615,000	6,263,337

		112,700,136

CORPORATE BONDS AND NOTES (84.7%)* cont.	Principal amount		Value

Gaming and lottery (2.6%)
American Casino & Entertainment Properties LLC
sr. notes 11s, 2014		$3,247,000	$3,393,115

Caesars Entertainment Operating Co., Inc. company
guaranty sr. notes 10s, 2018		2,081,000	1,311,030

Caesars Entertainment Operating Co., Inc.
sr. notes 11 1/4s, 2017		3,051,000	3,287,453

CCM Merger, Inc. 144A company guaranty sr. unsec.
notes 9 1/8s, 2019		1,900,000	1,892,875

Great Canadian Gaming Corp. 144A company
guaranty sr. unsec. notes 6 5/8s, 2022 (Canada)	CAD	3,485,000	3,589,046

Isle of Capri Casinos, Inc. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2019		$2,050,000	2,178,125

Isle of Capri Casinos, Inc. 144A company
guaranty sr. sub. notes 8 7/8s, 2020		1,770,000	1,818,675

Mashantucket Western Pequot Tribe 144A bonds Ser. A,
8 1/2s, 2015 (In default) †		4,615,000	415,350

MTR Gaming Group, Inc. company guaranty notes
11 1/2s, 2019 ‡‡		5,679,465	5,835,650

Penn National Gaming, Inc. sr. unsec. sub. notes 8 3/4s, 2019		675,000	753,469

Pinnacle Entertainment, Inc. company guaranty sr. unsec.
notes 8 5/8s, 2017		1,475,000	1,611,438

Rivers Pittsburgh Borrower LP/Rivers Pittsburgh
Finance Corp. 144A sr. notes 9 1/2s, 2019		2,035,000	2,157,100

ROC Finance, LLC/ROC Finance 1 Corp. 144A notes
12 1/8s, 2018		3,021,000	3,443,940

Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. company
guaranty 1st mtge. notes 7 3/4s, 2020		1,485,000	1,659,488

Yonkers Racing Corp. 144A sr. notes 11 3/8s, 2016		4,877,000	5,169,620

			38,516,374
Health care (6.9%)
Aviv Healthcare Properties LP company guaranty sr. unsec.
notes 7 3/4s, 2019		2,083,000	2,166,320

Biomet, Inc. company guaranty sr. unsec. notes 10s, 2017		1,639,000	1,734,267

Biomet, Inc. company guaranty sr. unsec.
sub. notes 11 5/8s, 2017		1,500,000	1,603,125

Biomet, Inc. 144A sr. unsec. notes 6 1/2s, 2020		1,605,000	1,665,188

Capella Healthcare, Inc. company guaranty sr. unsec.
notes 9 1/4s, 2017		2,365,000	2,509,856

Capsugel FinanceCo SCA 144A company guaranty sr. unsec.
notes 9 7/8s, 2019	EUR	3,145,000	4,398,947

CHS/Community Health Systems, Inc. company
guaranty sr. notes 5 1/8s, 2018		$2,165,000	2,235,363

CHS/Community Health Systems, Inc. company
guaranty sr. unsec. unsub. notes 8s, 2019		2,845,000	3,072,600

CHS/Community Health Systems, Inc. company
guaranty sr. unsec. unsub. notes 7 1/8s, 2020		1,450,000	1,515,250

ConvaTec Healthcare E SA 144A sr. notes 7 3/8s, 2017
(Luxembourg)	EUR	1,000,000	1,340,249

ConvaTec Healthcare E SA 144A sr. unsec. notes 10 1/2s,
2018 (Luxembourg)		$5,475,000	5,830,875

CORPORATE BONDS AND NOTES (84.7%)* cont.	Principal amount	Value

Health care cont.
CRC Health Corp. company guaranty sr. unsec. notes
10 3/4s, 2016	$620,000	$554,900

Elan Finance PLC/Elan Finance Corp. company guaranty
sr. unsec. notes 8 3/4s, 2016 (Ireland)	3,550,000	3,851,750

Emergency Medical Services Corp. company
guaranty sr. unsec. notes 8 1/8s, 2019	1,816,000	1,938,580

Endo Health Solutions, Inc. company guaranty sr. unsec.
notes 7s, 2019	1,590,000	1,717,200

Fresenius Medical Care US Finance II, Inc. 144A company
guaranty sr. unsec. notes 5 5/8s, 2019	1,945,000	2,078,719

Grifols, Inc. company guaranty sr. unsec. notes 8 1/4s, 2018	2,809,000	3,089,900

HCA, Inc. company guaranty sr. notes 8 1/2s, 2019	4,655,000	5,248,513

HCA, Inc. sr. notes 6 1/2s, 2020	7,115,000	7,826,500

HCA, Inc. sr. unsec. notes 7 1/2s, 2022	705,000	780,788

Health Net, Inc. sr. unsec. bonds 6 3/8s, 2017	4,468,000	4,590,870

Hologic, Inc. 144A company guaranty sr. unsec.
notes 6 1/4s, 2020	635,000	672,306

IASIS Healthcare, LLC/IASIS Capital Corp. company
guaranty sr. unsec. notes 8 3/8s, 2019	6,570,000	6,266,138

Jaguar Holding Co.II/Jaguar Merger Sub, Inc. 144A
sr. unsec. notes 9 1/2s, 2019	2,655,000	2,960,325

Kinetics Concept/KCI USA 144A company
guaranty notes 10 1/2s, 2018	5,830,000	5,932,025

Kinetics Concept/KCI USA 144A company guaranty sr. unsec.
notes 12 1/2s, 2019	2,680,000	2,432,100

Multiplan, Inc. 144A company guaranty sr. notes 9 7/8s, 2018	2,015,000	2,216,500

Omega Healthcare Investors, Inc. company
guaranty sr. unsec. notes 6 3/4s, 2022 R	1,645,000	1,805,388

Surgical Care Affiliates, Inc. 144A sr. sub. notes 10s, 2017	3,850,000	3,927,000

Surgical Care Affiliates, Inc. 144A sr. unsec.
notes 8 7/8s, 2015	762,852	776,202

Teleflex, Inc. company guaranty sr. unsec.
sub. notes 6 7/8s, 2019	330,000	353,100

Tenet Healthcare Corp. company guaranty sr. notes 10s, 2018	1,340,000	1,541,000

Tenet Healthcare Corp. company guaranty sr. notes 6 1/4s, 2018	3,120,000	3,400,800

Tenet Healthcare Corp. sr. notes 8 7/8s, 2019	1,950,000	2,218,125

USPI Finance Corp. 144A sr. unsec. notes 9s, 2020	1,880,000	2,018,650

Valeant Pharmaceuticals International 144A company
guaranty sr. notes 7s, 2020	410,000	424,350

Valeant Pharmaceuticals International 144A company
guaranty sr. unsec. notes 6 7/8s, 2018	1,555,000	1,636,638

Valeant Pharmaceuticals International 144A
sr. notes 6 3/4s, 2017	3,545,000	3,766,563

Vanguard Health Systems, Inc. sr. unsec. notes zero %, 2016	107,000	75,703

		102,172,673
Homebuilding (2.0%)
Beazer Homes USA, Inc. company guaranty sr. unsec.
notes 6 7/8s, 2015	1,515,000	1,513,106

Beazer Homes USA, Inc. company guaranty sr. unsec.
unsub. notes 9 1/8s, 2018	335,000	328,300

CORPORATE BONDS AND NOTES (84.7%)* cont.	Principal amount	Value

Homebuilding cont.
Beazer Homes USA, Inc. sr. unsec. notes 9 1/8s, 2019	$898,000	$877,795

Beazer Homes USA, Inc. sr. unsec. notes company
guaranty 8 1/8s, 2016	1,641,000	1,673,820

Beazer Homes USA, Inc. 144A company
guaranty sr. notes 6 5/8s, 2018	1,705,000	1,743,363

KB Home company guaranty sr. unsec. unsub. notes 7 1/2s, 2022	295,000	303,850

Lennar Corp. 144A company guaranty sr. notes 4 3/4s, 2017	720,000	716,400

M/I Homes, Inc. company guaranty sr. unsec. notes 8 5/8s, 2018	4,455,000	4,739,006

Pulte Group, Inc. company guaranty sr. unsec. notes 7 5/8s, 2017	3,270,000	3,629,700

Pulte Group, Inc. company guaranty sr. unsec.
unsub. notes 7 7/8s, 2032	1,450,000	1,435,500

Realogy Corp. company guaranty sr. unsec. notes 10 1/2s, 2014	928,000	955,840

Realogy Corp. company guaranty sr. unsec.
sub. notes 12 3/8s, 2015	1,365,000	1,365,000

Realogy Corp. company guaranty sr. unsec.
unsub. notes 11 1/2s, 2017	4,210,000	4,473,125

Realogy Corp. 144A company guaranty sr. notes 9s, 2020	585,000	630,338

Realogy Corp. 144A company guaranty sr. notes 7 5/8s, 2020	625,000	681,250

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. notes 7 3/4s, 2020	705,000	750,825

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A sr. notes 7 3/4s, 2020	3,515,000	3,717,113

		29,534,331
Household furniture and appliances (—%)
Sealy Mattress Co. 144A company guaranty sr. notes 10 7/8s, 2016	284,000	308,495

		308,495
Lodging/Tourism (1.6%)
Choice Hotels International, Inc. company
guaranty sr. unsec. unsub. notes 5 3/4s, 2022	1,010,000	1,083,225

CityCenter Holdings LLC/CityCenter Finance Corp. company
guaranty 10 3/4s, 2017 ‡‡	5,048,321	5,351,220

FelCor Lodging LP company guaranty sr. notes 10s, 2014 R	2,932,000	3,364,470

FelCor Lodging LP company guaranty sr. notes 6 3/4s, 2019 R	3,800,000	4,075,500

Host Hotels & Resorts LP company guaranty sr. unsec.
unsub. notes 4 3/4s, 2023 R	720,000	739,800

MGM Resorts International company guaranty sr. notes 9s, 2020	220,000	245,575

MGM Resorts International company guaranty sr. unsec.
notes 6 7/8s, 2016	965,000	989,125

MGM Resorts International company guaranty sr. unsec.
notes 6 5/8s, 2015	3,275,000	3,414,188

MGM Resorts International company guaranty sr. unsec.
unsub. notes 7 3/4s, 2022	1,505,000	1,523,813

MGM Resorts International sr. notes 10 3/8s, 2014	485,000	550,475

MGM Resorts International sr. notes 6 3/4s, 2012	2,000	2,000

MGM Resorts International 144A company guaranty sr. unsec.
notes 8 5/8s, 2019	1,575,000	1,677,375

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP Gaming
Finance Corp. 144A notes 8 5/8s, 2016	1,070,000	1,134,200

		24,150,966

CORPORATE BONDS AND NOTES (84.7%)* cont.	Principal amount		Value

Media (0.2%)
Affinion Group Holdings, Inc. company guaranty sr. unsec.
notes 11 5/8s, 2015		$1,615,000	$1,065,900

Nielsen Finance, LLC/Nielsen Finance Co. company
guaranty sr. unsec. notes 7 3/4s, 2018		2,050,000	2,306,250

			3,372,150
Oil and gas (10.3%)
Access Midstream Partners, LP/ACMP Finance Corp. company
guaranty sr. unsec. notes 5 7/8s, 2021		1,047,000	1,070,558

Access Midstream Partners, LP/ACMP Finance Corp. company
guaranty sr. unsec. unsub. notes 6 1/8s, 2022		845,000	876,688

Anadarko Petroleum Corp. sr. unsec. notes 6.2s, 2040		1,140,000	1,384,964

ATP Oil & Gas Corp. company guaranty sr. notes 11 7/8s,
2015 (In default) †		1,142,000	296,920

Atwood Oceanics, Inc. sr. unsec. unsub. notes 6 1/2s, 2020		1,310,000	1,398,425

Aurora USA Oil & Gas Inc 144A sr. notes 9 7/8s, 2017		2,135,000	2,231,075

Carrizo Oil & Gas, Inc. company guaranty sr. unsec.
notes 8 5/8s, 2018		5,790,000	6,180,825

Chaparral Energy, Inc. company guaranty sr. unsec.
notes 9 7/8s, 2020		1,880,000	2,133,800

Chaparral Energy, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2021		2,985,000	3,253,650

Chesapeake Energy Corp. company guaranty sr. unsec.
bonds 6 1/4s, 2017	EUR	790,000	966,833

Chesapeake Energy Corp. company guaranty sr. unsec.
notes 9 1/2s, 2015		$2,190,000	2,403,525

Chesapeake Oilfield Operating, LLC/Chesapeake Oilfield
Finance, Inc. 144A company guaranty sr. unsec.
unsub. notes 6 5/8s, 2019		2,580,000	2,476,800

Comstock Resources, Inc. company
guaranty sr. unsub. notes 8 3/8s, 2017		1,255,000	1,278,531

Concho Resources, Inc. company guaranty sr. unsec.
notes 6 1/2s, 2022		2,800,000	3,024,000

Concho Resources, Inc. company guaranty sr. unsec.
unsub. notes 5 1/2s, 2023		720,000	745,200

Concho Resources, Inc. company guaranty sr. unsec.
unsub. notes 5 1/2s, 2022		1,222,000	1,261,715

Connacher Oil and Gas, Ltd. 144A notes 8 1/2s, 2019 (Canada)		2,246,000	1,796,800

Continental Resources, Inc. company guaranty sr. unsec
notes 5s, 2022		2,585,000	2,701,325

Continental Resources, Inc. 144A company
guaranty sr. unsec. unsub. notes 5s, 2022		2,165,000	2,257,013

Crosstex Energy LP/Crosstex Energy Finance Corp. company
guaranty sr. unsec. notes 8 7/8s, 2018		5,440,000	5,807,200

Crosstex Energy LP/Crosstex Energy Finance Corp. 144A
company guaranty sr. unsec. notes 7 1/8s, 2022		905,000	900,475

Denbury Resources, Inc. company
guaranty sr. sub. notes 9 3/4s, 2016		475,000	515,375

Denbury Resources, Inc. company guaranty sr. unsec.
sub. notes 8 1/4s, 2020		2,062,000	2,335,215

Denbury Resources, Inc. company guaranty sr. unsec.
sub. notes 6 3/8s, 2021		1,280,000	1,376,000

CORPORATE BONDS AND NOTES (84.7%)* cont.	Principal amount	Value

Oil and gas cont.
EXCO Resources, Inc. company guaranty sr. unsec.
notes 7 1/2s, 2018	$5,480,000	$4,959,400

Ferrellgas LP/Ferrellgas Finance Corp. sr. unsec.
notes 9 1/8s, 2017	1,010,000	1,083,225

Ferrellgas LP/Ferrellgas Finance Corp. sr. unsec.
notes 6 1/2s, 2021	2,317,000	2,270,660

Forbes Energy Services Ltd. company guaranty sr. unsec.
notes 9s, 2019	1,865,000	1,809,050

Goodrich Petroleum Corp. company guaranty sr. unsec.
unsub. notes 8 7/8s, 2019	4,280,000	4,151,600

Hercules Offshore, Inc. 144A company
guaranty sr. notes 7 1/8s, 2017	235,000	242,050

Hercules Offshore, Inc. 144A sr. notes 10 1/2s, 2017	3,025,000	3,130,875

Kodiak Oil & Gas Corp. 144A sr. notes 8 1/8s, 2019	4,035,000	4,287,188

Laredo Petroleum, Inc. company guaranty sr. unsec.
notes 7 3/8s, 2022	905,000	972,875

Laredo Petroleum, Inc. company guaranty sr. unsec.
unsub. notes 9 1/2s, 2019	3,829,000	4,345,915

Linn Energy LLC/Linn Energy Finance Corp. 144A company
guaranty sr. unsec notes 6 1/2s, 2019	2,510,000	2,497,450

Linn Energy LLC/Linn Energy Finance Corp. 144A company
guaranty sr. unsec. notes 6 1/4s, 2019	2,000,000	1,975,000

Lone Pine Resources Canada, Ltd. 144A company
guaranty sr. notes 10 3/8s, 2017 (Canada)	1,084,000	953,920

MEG Energy Corp. 144A company guaranty sr. unsec.
notes 6 1/2s, 2021 (Canada)	2,060,000	2,168,150

MEG Energy Corp. 144A company guaranty sr. unsec.
notes 6 3/8s, 2023 (Canada)	870,000	906,975

Milagro Oil & Gas, Inc. company guaranty notes 10 1/2s, 2016	2,825,000	1,977,500

Newfield Exploration Co. sr. unsec. notes 5 3/4s, 2022	2,585,000	2,817,650

Newfield Exploration Co. sr. unsec. sub. notes 7 1/8s, 2018	490,000	518,175

Newfield Exploration Co. sr. unsec. unsub. notes 5 5/8s, 2024	1,130,000	1,226,050

Northern Oil and Gas, Inc. 144A company guaranty sr. unsec.
notes 8s, 2020	2,265,000	2,310,300

Oasis Petroleum, Inc. company guaranty sr. unsec.
notes 6 7/8s, 2023	1,445,000	1,477,513

PDC Energy, Inc. company guaranty sr. unsec. notes 12s, 2018	3,875,000	4,165,625

PetroBakken Energy, Ltd. 144A sr. unsec. notes 8 5/8s, 2020
(Canada)	5,335,000	5,455,038

Plains Exploration & Production Co. company
guaranty sr. unsec. notes 7 5/8s, 2018	400,000	430,000

Plains Exploration & Production Co. company
guaranty sr. unsec. notes 6 3/4s, 2022	3,945,000	4,260,600

Quicksilver Resources, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2015	1,223,000	1,158,793

Quicksilver Resources, Inc. sr. notes 11 3/4s, 2016	1,630,000	1,597,400

Range Resources Corp. company
guaranty sr. sub. notes 6 3/4s, 2020	1,080,000	1,185,300

Range Resources Corp. company guaranty sr. unsec.
sub. notes 5s, 2022	1,070,000	1,114,138

CORPORATE BONDS AND NOTES (84.7%)* cont.	Principal amount	Value

Oil and gas cont.
Rosetta Resources, Inc. company guaranty sr. unsec.
notes 9 1/2s, 2018	$4,405,000	$4,856,513

Sabine Pass LNG LP company guaranty sr. notes 7 1/2s, 2016	4,321,000	4,623,470

Samson Investment Co. 144A sr. unsec. notes 9 3/4s, 2020	5,725,000	5,896,750

SandRidge Energy, Inc. company guaranty sr. unsec.
notes 9 7/8s, 2016	925,000	1,015,188

SandRidge Energy, Inc. company guaranty sr. unsec.
unsub. notes 7 1/2s, 2021	75,000	75,938

SandRidge Energy, Inc. 144A company guaranty sr. unsec.
unsub. notes 8s, 2018	5,452,000	5,683,710

SM Energy Co. sr. unsec. notes 6 5/8s, 2019	1,255,000	1,311,475

SM Energy Co. sr. unsec. notes 6 1/2s, 2021	1,105,000	1,154,725

SM Energy Co. 144A sr. notes 6 1/2s, 2023	435,000	454,575

Suburban Propane Partners LP/Suburban Energy Finance Corp.
144A sr. unsec. notes 7 3/8s, 2021	1,970,000	2,078,350

Unit Corp. company guaranty sr. sub. notes 6 5/8s, 2021	745,000	754,313

Unit Corp. 144A company guaranty sr. sub. notes 6 5/8s, 2021	1,455,000	1,476,825

Whiting Petroleum Corp. company guaranty 7s, 2014	2,107,000	2,249,223

Williams Cos., Inc. (The) notes 7 3/4s, 2031	293,000	372,892

Williams Cos., Inc. (The) sr. unsec. notes 7 7/8s, 2021	639,000	829,310

WPX Energy, Inc. sr. unsec. unsub. notes 6s, 2022	890,000	943,400

WPX Energy, Inc. sr. unsec. unsub. notes 5 1/4s, 2017	3,315,000	3,489,038

		151,387,022
Publishing (0.2%)
American Media, Inc. 144A notes 13 1/2s, 2018	334,251	316,703

Cenveo Corp. company guaranty sr. notes 8 7/8s, 2018	2,850,000	2,593,500

		2,910,203
Regional Bells (0.9%)
Cincinnati Bell, Inc. company guaranty sr. unsec.
sub. notes 8 3/4s, 2018	1,790,000	1,810,138

Cincinnati Bell, Inc. company guaranty sr. unsec.
sub. notes 8 1/4s, 2017	2,880,000	3,081,600

Frontier Communications Corp. sr. unsec. notes 8 1/2s, 2020	2,200,000	2,453,000

Frontier Communications Corp. sr. unsec. notes 8 1/4s, 2017	1,965,000	2,190,975

Frontier Communications Corp. sr. unsec. notes 8 1/8s, 2018	2,835,000	3,153,938

		12,689,651
Retail (3.2%)
Academy, Ltd./Academy Finance Corp. 144A company
guaranty sr. unsec. notes 9 1/4s, 2019	2,035,000	2,238,500

AmeriGas Finance, LLC/AmeriGas Finance Corp. company
guaranty sr. unsec. notes 7s, 2022	1,945,000	2,081,150

Autonation, Inc. company guaranty sr. unsec. notes 6 3/4s, 2018	800,000	898,000

Autonation, Inc. company guaranty sr. unsec.
unsub. notes 5 1/2s, 2020	760,000	806,550

Bon-Ton Department Stores, Inc. (The) 144A company
guaranty sr. notes 10 5/8s, 2017	3,491,000	2,827,710

Burlington Coat Factory Warehouse Corp. company
guaranty sr. unsec. notes 10s, 2019	2,840,000	3,060,100

J Crew Group, Inc. company guaranty sr. unsec.
notes 8 1/8s, 2019	1,700,000	1,778,625

CORPORATE BONDS AND NOTES (84.7%)* cont.	Principal amount	Value

Retail cont.
Limited Brands, Inc. company guaranty sr. unsec.
notes 6 5/8s, 2021	$2,265,000	$2,542,463

Limited Brands, Inc. sr. notes 5 5/8s, 2022	1,155,000	1,219,969

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
unsub. notes 7 7/8s, 2015	2,580,000	3,031,041

Michaels Stores, Inc. company guaranty 11 3/8s, 2016	4,555,000	4,788,489

Needle Merger Sub Corp. 144A sr. unsec. notes 8 1/8s, 2019	2,785,000	2,830,256

Neiman-Marcus Group, Inc. company guaranty sr. unsec.
sub. notes 10 3/8s, 2015	595,000	610,625

Penske Automotive Group, Inc. 144A company
guaranty sr. sub. notes 5 3/4s, 2022	2,165,000	2,208,300

PETCO Animal Supplies, Inc. 144A company
guaranty sr. notes 9 1/4s, 2018	1,455,000	1,618,688

QVC Inc. 144A sr. notes 7 1/2s, 2019	1,955,000	2,166,167

QVC Inc. 144A sr. notes 7 3/8s, 2020	1,220,000	1,359,409

Sears Holdings Corp. company guaranty 6 5/8s, 2018	1,258,000	1,135,345

Toys “R” Us, Inc. 144A sr. unsec. notes 10 3/8s, 2017	735,000	735,919

Toys R Us — Delaware, Inc. 144A company
guaranty sr. notes 7 3/8s, 2016	610,000	614,575

Toys R Us Property Co., LLC company
guaranty sr. notes 8 1/2s, 2017	2,400,000	2,598,000

Toys R Us Property Co., LLC company guaranty sr. unsec.
notes 10 3/4s, 2017	2,830,000	3,120,075

YCC Holdings, LLC/Yankee Finance, Inc. sr. unsec.
notes 10 1/4s, 2016 ‡‡	2,175,000	2,264,719

		46,534,675
Technology (4.6%)
Advanced Micro Devices, Inc. sr. unsec. notes 7 3/4s, 2020	3,395,000	3,462,900

Advanced Micro Devices, Inc. 144A sr. unsec. notes 7 1/2s, 2022	415,000	408,775

Alcatel-Lucent USA, Inc. unsec. debs. 6.45s, 2029	1,029,000	663,705

Avaya, Inc. company guaranty sr. unsec. notes 9 3/4s, 2015	1,806,000	1,566,705

Avaya, Inc. 144A company guaranty sr. notes 7s, 2019	3,300,000	3,019,500

Ceridian Corp. company guaranty sr. unsec. notes 12 1/4s, 2015 ‡‡	2,829,850	2,801,552

Ceridian Corp. sr. unsec. notes 11 1/4s, 2015	3,430,000	3,369,975

Ceridian Corp. 144A sr. notes 8 7/8s, 2019	1,400,000	1,505,000

Epicor Software Corp. company guaranty sr. unsec.
notes 8 5/8s, 2019	2,512,000	2,587,360

Fidelity National Information Services, Inc. company
guaranty sr. unsec. notes 7 7/8s, 2020	1,455,000	1,629,600

Fidelity National Information Services, Inc. company
guaranty sr. unsec. notes 7 5/8s, 2017	980,000	1,078,000

First Data Corp. company guaranty sr. unsec. notes 12 5/8s, 2021	3,422,000	3,464,775

First Data Corp. company guaranty sr. unsec. notes 10.55s, 2015 ‡‡	1,163,914	1,193,012

First Data Corp. company guaranty sr. unsec.
sub. notes 11 1/4s, 2016	2,290,000	2,198,400

First Data Corp. 144A company guaranty notes 8 1/4s, 2021	5,861,000	5,809,716

First Data Corp. 144A company guaranty sr. notes 7 3/8s, 2019	2,680,000	2,767,100

First Data Corp. 144A company guaranty sr. notes 6 3/4s, 2020	930,000	918,375

CORPORATE BONDS AND NOTES (84.7%)* cont.	Principal amount	Value

Technology cont.
Freescale Semiconductor, Inc. company guaranty sr. unsec.
notes 10 3/4s, 2020	$1,447,000	$1,548,290

Freescale Semiconductor, Inc. 144A company
guaranty sr. notes 10 1/8s, 2018	1,361,000	1,486,893

Freescale Semiconductor, Inc. 144A company
guaranty sr. notes 9 1/4s, 2018	4,800,000	5,196,000

Infor (US), Inc. 144A sr. notes 11 1/2s, 2018	1,205,000	1,373,700

Infor (US), Inc. 144A sr. notes 9 3/8s, 2019	1,390,000	1,504,675

Iron Mountain, Inc. company guaranty sr. sub. notes 7 3/4s, 2019	975,000	1,092,000

Iron Mountain, Inc. sr. sub. notes 8 3/8s, 2021	960,000	1,060,800

Jazz Technologies, Inc. company guaranty sr. unsec.
notes 8s, 2015	2,261,000	1,718,360

NXP BV/NXP Funding, LLC 144A company
guaranty sr. notes 9 3/4s, 2018 (Netherlands)	2,340,000	2,673,450

Seagate HDD Cayman company guaranty sr. unsec. notes 7s,
2021 (Cayman Islands)	1,780,000	1,904,600

Seagate HDD Cayman company guaranty sr. unsec.
unsub. notes 7 3/4s, 2018 (Cayman Islands)	1,525,000	1,673,688

SunGard Data Systems, Inc. company guaranty sr. unsec.
sub. notes 10 1/4s, 2015	552,000	565,110

SunGard Data Systems, Inc. 144A sr. unsec. notes 7 5/8s, 2020	3,373,000	3,617,543

Syniverse Holdings, Inc. company guaranty sr. unsec.
notes 9 1/8s, 2019	2,760,000	2,980,800

Unisys Corp. sr. unsec. unsub. notes 12 1/2s, 2016	145,000	154,606

		66,994,965
Telecommunications (6.7%)
Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. notes 12s, 2017	1,050,000	963,375

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. notes 12s, 2015	1,921,000	1,901,790

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. notes 12s, 2015	979,000	964,315

Crown Castle International Corp. sr. unsec. notes 7 1/8s, 2019	1,020,000	1,109,250

Digicel Group, Ltd. 144A sr. notes 10 1/2s, 2018 (Jamaica)	940,000	1,015,200

Digicel Group, Ltd. 144A sr. unsec. unsub. notes 8 7/8s,
2015 (Jamaica)	1,720,000	1,741,500

Digicel, Ltd. 144A sr. unsec. notes 8 1/4s, 2017 (Jamaica)	1,695,000	1,796,700

Equinix, Inc. sr. unsec. notes 7s, 2021	1,960,000	2,200,100

Hughes Satellite Systems Corp. company
guaranty sr. notes 6 1/2s, 2019	2,130,000	2,281,762

Hughes Satellite Systems Corp. company guaranty sr. unsec.
notes 7 5/8s, 2021	3,200,000	3,536,000

Intelsat Jackson Holdings SA company guaranty sr. unsec.
notes 7 1/2s, 2021 (Bermuda)	2,026,000	2,198,210

Intelsat Jackson Holdings SA 144A company
guaranty sr. unsec. notes 7 1/4s, 2020 (Bermuda)	1,885,000	2,031,087

Intelsat Luxembourg SA company guaranty sr. unsec.
notes 11 1/2s, 2017 (Luxembourg) ‡‡	10,313,562	10,829,240

Intelsat Luxembourg SA company guaranty sr. unsec.
notes 11 1/4s, 2017 (Luxembourg)	5,274,000	5,537,700

CORPORATE BONDS AND NOTES (84.7%)* cont.	Principal amount		Value

Telecommunications cont.
Level 3 Financing, Inc. company guaranty 8 3/4s, 2017		$845,000	$881,969

Level 3 Financing, Inc. company guaranty sr. unsec.
unsub. notes 9 3/8s, 2019		868,000	950,460

Level 3 Financing, Inc. company guaranty sr. unsec.
unsub. notes 8 5/8s, 2020		1,980,000	2,118,600

Level 3 Financing, Inc. company guaranty sr. unsec.
unsub. notes 8 1/8s, 2019		470,000	492,325

Level 3 Financing, Inc. 144A company guaranty sr. unsec
unsub. notes 7s, 2020		2,570,000	2,557,150

MetroPCS Wireless, Inc. company guaranty sr. unsec.
notes 7 7/8s, 2018		4,075,000	4,370,437

Nextel Communications, Inc. company guaranty sr. unsec.
notes Ser. D, 7 3/8s, 2015		194,000	194,970

NII Capital Corp. company guaranty sr. unsec.
unsub. notes 10s, 2016		1,200,000	1,161,000

NII Capital Corp. company guaranty sr. unsec.
unsub. notes 8 7/8s, 2019		613,000	498,063

NII Capital Corp. company guaranty sr. unsec.
unsub. notes 7 5/8s, 2021		2,937,000	2,254,148

PAETEC Holding Corp. company guaranty sr. notes 8 7/8s, 2017		806,000	872,495

PAETEC Holding Corp. company guaranty sr. unsec.
notes 9 7/8s, 2018		3,430,000	3,884,475

Qwest Corp. notes 6 3/4s, 2021		1,890,000	2,235,990

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025		2,586,000	3,039,415

SBA Telecommunications, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2019		982,000	1,090,020

SBA Telecommunications, Inc. 144A company
guaranty sr. unsec. unsub. notes 5 3/4s, 2020		725,000	757,625

Sprint Capital Corp. company guaranty 6 7/8s, 2028		6,387,000	5,780,235

Sprint Nextel Corp. sr. notes 9 1/8s, 2017		2,210,000	2,475,200

Sprint Nextel Corp. sr. notes 8 3/8s, 2017		2,055,000	2,260,500

Sprint Nextel Corp. sr. unsec. notes 6s, 2016		5,860,000	5,977,200

Sprint Nextel Corp. sr. unsec. unsub. notes 7s, 2020		1,650,000	1,689,185

Sprint Nextel Corp. 144A company guaranty sr. unsec. notes 9s, 2018		4,806,000	5,665,071

Wind Acquisition Finance SA company
guaranty sr. notes Ser. REGS, 7 3/8s, 2018 (Luxembourg)	EUR	1,325,000	1,493,691

Wind Acquisition Finance SA 144A company
guaranty sr. notes 7 1/4s, 2018 (Luxembourg)		$2,375,000	2,185,000

Wind Acquisition Finance SA 144A sr. notes 11 3/4s, 2017
(Luxembourg)		875,000	800,625

Wind Acquisition Holdings Finance SA 144A company
guaranty sr. notes 12 1/4s, 2017 (Luxembourg) ‡‡		1,057,238	740,067

Windstream Corp. company guaranty sr. unsec.
unsub. notes 8 1/8s, 2018		825,000	878,625

Windstream Corp. company guaranty sr. unsec.
unsub. notes 8 1/8s, 2013		370,000	390,350

Windstream Corp. company guaranty sr. unsec.
unsub. notes 7 7/8s, 2017		1,938,000	2,107,575

Windstream Corp. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2021		547,000	574,350

			98,483,045

CORPORATE BONDS AND NOTES (84.7%)* cont.	Principal amount	Value

Telephone (0.5%)
Cricket Communications, Inc. company guaranty sr. unsec.
notes 7 3/4s, 2020	$4,888,000	$4,741,360

Cricket Communications, Inc. company guaranty sr. unsec.
unsub. notes 10s, 2015	645,000	665,963

Cricket Communications, Inc. company
guaranty sr. unsub. notes 7 3/4s, 2016	1,440,000	1,519,200

		6,926,523
Textiles (0.3%)
Hanesbrands, Inc. company guaranty sr. unsec. notes 6 3/8s, 2020	1,795,000	1,947,575

Hanesbrands, Inc. sr. unsec. notes 8s, 2016	1,810,000	2,018,150

		3,965,725
Transportation (1.3%)
Aguila 3 SA 144A company guaranty sr. notes 7 7/8s, 2018
(Luxembourg)	5,445,000	5,737,668

AMGH Merger Sub, Inc. 144A company
guaranty sr. notes 9 1/4s, 2018	4,495,000	4,865,837

CHC Helicopter SA company guaranty sr. notes 9 1/4s, 2020
(Canada)	2,740,000	2,794,800

Swift Services Holdings, Inc. company
guaranty sr. notes 10s, 2018	3,590,000	3,940,025

Western Express, Inc. 144A sr. notes 12 1/2s, 2015	1,734,000	1,179,120

		18,517,450
Utilities and power (4.5%)
AES Corp. (The) sr. unsec. notes 8s, 2020	1,291,000	1,504,015

AES Corp. (The) sr. unsec. unsub notes 7 3/8s, 2021	3,165,000	3,623,925

AES Corp. (The) sr. unsec. unsub. notes 9 3/4s, 2016	270,000	322,650

AES Corp. (The) sr. unsec. unsub. notes 8s, 2017	2,555,000	2,982,961

Calpine Corp. 144A company guaranty sr. notes 7 7/8s, 2020	2,230,000	2,508,750

Calpine Corp. 144A sr. notes 7 1/4s, 2017	5,498,000	5,882,860

Colorado Interstate Gas Co., LLC debs. 6.85s, 2037 (Canada)	3,247,000	3,707,286

Dolphin Subsidiary II, Inc. 144A sr. unsec. notes 6 1/2s, 2016	3,210,000	3,531,000

Dynegy Holdings, LLC sr. unsec. notes 7 3/4s,
2019 (In default) †	2,590,000	1,554,000

Edison Mission Energy sr. unsec. notes 7 3/4s, 2016	1,916,000	1,010,690

Edison Mission Energy sr. unsec. notes 7 1/2s, 2013	1,280,000	716,800

Edison Mission Energy sr. unsec. notes 7.2s, 2019	1,900,000	992,750

Edison Mission Energy sr. unsec. notes 7s, 2017	60,000	31,500

El Paso Corp. sr. unsec. notes 7s, 2017	1,000,000	1,143,811

El Paso Corp. sr. unsec. notes Ser. GMTN, 7.8s, 2031	121,000	143,385

El Paso Natural Gas Co. debs. 8 5/8s, 2022	1,597,000	2,108,152

Energy Future Holdings Corp. company
guaranty sr. notes 10s, 2020	940,000	1,036,350

Energy Future Intermediate Holding Co., LLC/EFIH
Finance, Inc. sr. notes 10s, 2020	2,124,000	2,384,190

Energy Transfer Equity LP company guaranty sr. unsec.
notes 7 1/2s, 2020	3,560,000	4,094,000

EP Energy, LLC/EP Energy Finance, Inc. 144A
sr. notes 6 7/8s, 2019	1,035,000	1,110,038

EP Energy, LLC/EP Energy Finance, Inc. 144A sr. unsec.
notes 9 3/8s, 2020	4,355,000	4,736,061

CORPORATE BONDS AND NOTES (84.7%)* cont.	Principal amount	Value

Utilities and power cont.
EP Energy, LLC/Everest Acquisition Finance, Inc. 144A
company guaranty sr. unsec. notes 7 3/4s, 2022	$695,000	$696,737

GenOn Americas Generation, Inc. sr. unsec. notes 9 1/8s, 2031	1,385,000	1,433,475

GenOn Energy, Inc. sr. unsec. notes 9 7/8s, 2020	2,425,000	2,658,405

GenOn Energy, Inc. sr. unsec. notes 9 1/2s, 2018	610,000	672,525

Ipalco Enterprises, Inc. 144A sr. notes 7 1/4s, 2016	562,000	629,440

NGPL PipeCo, LLC 144A sr. notes 9 5/8s, 2019	1,050,000	1,160,250

NRG Energy, Inc. company guaranty sr. unsec. notes 7 7/8s, 2021	7,490,000	8,014,300

NV Energy, Inc. sr. unsec. notes 6 1/4s, 2020	1,560,000	1,801,593

PNM Resources, Inc. unsec. unsub. notes 9 1/4s, 2015	265,000	303,094

Tennessee Gas Pipeline Co., LLC sr. unsec. unsub. debs. 7s, 2028	639,000	845,356

Texas Competitive/Texas Competitive Electric
Holdings Co., LLC company guaranty notes 15s, 2021	2,756,000	1,023,165

Texas Competitive/Texas Competitive Electric
Holdings Co., LLC company guaranty sr. unsec.
notes 10 1/2s, 2016 ‡‡	4,529,213	1,019,072

Texas Competitive/Texas Competitive Electric
Holdings Co., LLC 144A company guaranty sr. notes 11 1/2s, 2020	1,345,000	1,082,725

		66,465,311

Total corporate bonds and notes (cost $1,204,975,498)		$1,246,457,094

SENIOR LOANS (6.1%)* [c]	Principal amount	Value

Broadcasting (0.5%)
Clear Channel Communications, Inc. bank term loan FRN
Ser. A, 3.646s, 2014	$1,151,591	$1,078,752

Clear Channel Communications, Inc. bank term loan FRN
Ser. B, 3.896s, 2016	4,105,789	3,176,386

Cumulus Media Holdings, Inc. bank term loan FRN 7 1/2s, 2019	1,750,000	1,758,750

Univision Communications, Inc. bank term loan FRN 4.496s, 2017	1,674,202	1,617,698

		7,631,586
Capital goods (0.1%)
SRAM Corp. bank term loan FRN 8 1/2s, 2018	1,590,000	1,613,850

		1,613,850
Commercial and consumer services (0.1%)
Travelport, LLC bank term loan FRN 11s, 2015	825,000	835,313

Travelport, LLC bank term loan FRN Ser. B, 4.961s, 2015	1,079,828	992,542

Travelport, LLC bank term loan FRN Ser. S, 4.961s, 2015	340,172	312,675

		2,140,530
Communication services (0.5%)
Asurion Corp. bank term loan FRN 9s, 2019	347,771	359,247

Asurion Corp. bank term loan FRN 11s, 2019	2,085,000	2,213,576

Wideopenwest Finance, LLC bank term loan FRN 6 1/4s, 2018	4,090,000	4,087,444

		6,660,267
Consumer cyclicals (0.8%)
Chrysler Group, LLC bank term loan FRN Ser. B, 6s, 2017	94,286	95,794

Golden Nugget, Inc. bank term loan FRN Ser. B, 3 1/4s, 2014 ‡‡	1,359,733	1,289,479

Golden Nugget, Inc. bank term loan FRN Ser. DD, 3 1/4s, 2014 ‡‡	773,989	734,000

Goodman Global, Inc. bank term loan FRN 9s, 2017	2,411,959	2,448,139

SENIOR LOANS (6.1%)* [c] cont.	Principal amount	Value

Consumer cyclicals cont.
J. Crew Group, Inc. bank term loan FRN Ser. B, 4 3/4s, 2018	$641,341	$638,936

Navistar, Inc. bank term loan FRN Ser. B, 7s, 2017	1,020,000	1,024,144

Neiman Marcus Group, Inc. (The) bank term loan FRN 4 3/4s, 2018	1,347,000	1,346,158

Octavius, LLC bank term loan FRN Ser. B, 9 1/4s, 2017	905,000	879,547

Thomson Learning bank term loan FRN Ser. B, 2 1/2s, 2014	1,769,354	1,626,086

Tribune Co. bank term loan FRN Ser. B, 5 1/4s,
2014 (In default) †	2,148,500	1,613,083

		11,695,366
Consumer staples (0.6%)
Claire’s Stores, Inc. bank term loan FRN 3.056s, 2014	1,502,180	1,474,014

Del Monte Corp. bank term loan FRN Ser. B, 4 1/2s, 2018	747,832	737,550

Landry’s, Inc. bank term loan FRN Ser. B, 6 1/2s, 2017	3,102,225	3,131,308

Revlon Consumer Products bank term loan FRN Ser. B,
4 3/4s, 2017	3,044,250	3,034,262

Rite Aid Corp. bank term loan FRN Ser. B, 1.997s, 2014	315,814	311,234

		8,688,368
Energy (0.2%)
Frac Tech International, LLC bank term loan FRN Ser. B,
6 1/4s, 2016	2,721,978	2,387,564

		2,387,564
Financials (0.8%)
CNO Financial Group, Inc. bank term loan FRN 6 1/4s, 2016	716,047	719,031

HUB International Holdings, Inc. bank term loan FRN 6 3/4s, 2017	1,244,755	1,247,867

iStar Financial, Inc. bank term loan FRN Ser. A2, 7s, 2017 ∆	600,000	611,000

iStar Financial, Inc. bank term loan FRN Ser. A2, 7s, 2014	2,260,000	2,264,238

Nuveen Investments, Inc. bank term loan FRN 8 1/4s, 2019	3,930,000	3,952,924

Nuveen Investments, Inc. bank term loan FRN Ser. B, 5.956s, 2017	1,116,987	1,119,221

Springleaf Financial bank term loan FRN Ser. B, 5 1/2s, 2017	2,410,000	2,321,777

		12,236,058
Gaming and lottery (0.7%)
Caesars Entertainment Operating Co., Inc. bank term loan
FRN Ser. B6, 5.486s, 2018	5,800,000	5,091,112

CCM Merger, Inc. bank term loan FRN Ser. B, 6s, 2017	3,913,617	3,882,633

Harrah’s bank term loan FRN Ser. B, 9 1/2s, 2016	838,500	855,008

		9,828,753
Health care (0.5%)
Ardent Health Services bank term loan FRN Ser. B, 6 1/2s, 2015	1,619,088	1,623,135

Emergency Medical Services Corp. bank term loan FRN Ser. B,
5 1/4s, 2018	2,123,039	2,120,826

Pharmaceutical Product Development, Inc. bank term loan FRN
Ser. B, 6 1/4s, 2018	3,293,450	3,329,816

Quintiles Transnational Corp. bank term loan FRN 7 1/2s, 2017 ‡‡	830,000	834,150

		7,907,927
Homebuilding (0.1%)
Realogy Corp. bank term loan FRN Ser. A, 13 1/2s, 2017	2,085,000	2,113,669

		2,113,669
Oil and gas (0.2%)
Chesapeake Energy Corp. bank term loan FRN 8 1/2s, 2017	2,605,000	2,611,057

		2,611,057

SENIOR LOANS (6.1%)* [c] cont.	Principal amount	Value

Retail (—%)
Burlington Coat Factory Warehouse Corp. bank term loan FRN
Ser. B1, 5 1/2s, 2017	$719,483	$718,921

		718,921
Technology (0.2%)
First Data Corp. bank term loan FRN 5.247s, 2017	970,000	948,175

Lawson Software bank term loan FRN Ser. B, 6 1/4s, 2018	1,840,388	1,858,791

		2,806,966
Telecommunications (0.1%)
Level 3 Financing, Inc. bank term loan FRN 5 1/4s, 2019	1,750,000	1,748,177

		1,748,177
Utilities and power (0.6%)
Dynegy Power, LLC bank term loan FRN 9 1/4s, 2016	1,265,438	1,322,382

Dynegy, Inc. bank term loan FRN 9 1/4s, 2016	387,075	400,484

Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.769s, 2017	10,079,407	6,814,798

		8,537,664

Total senior loans (cost $92,350,298)		$89,326,723

COMMON STOCKS (1.6%)*	Shares	Value

Avis Budget Group, Inc. †	70,380	$1,155,640

CIT Group, Inc. †	22,503	849,713

Compton Petroleum Corp. (Canada) †	120,340	149,222

Deepocean Group (Shell) (acquired 06/09/2011,
cost $1,116,503) (Norway) ‡	76,862	1,152,930

DISH Network Corp. Class A	46,755	1,495,692

FelCor Lodging Trust, Inc. † R	182,130	845,083

Freeport-McMoRan Copper & Gold, Inc. Class B (Indonesia)	38,470	1,389,152

General Motors Co. †	85,011	1,814,985

Harry & David Holdings, Inc. †	2,716	230,860

HealthSouth Corp. †	2,267	51,914

Huntsman Corp.	118,875	1,709,423

Interpublic Group of Companies, Inc. (The)	133,500	1,420,440

Kodiak Oil & Gas Corp. †	235,580	2,106,085

LyondellBasell Industries NV Class A (Netherlands)	23,590	1,152,136

Magellan Health Services, Inc. †	1,331	66,031

Motors Liquidation Co. GUC Trust (Units)	5,059	72,445

Newfield Exploration Co. †	29,820	973,027

NII Holdings, Inc. †	156,645	977,465

Owens Corning, Inc. †	46,535	1,552,408

Quicksilver Resources, Inc. †	100,635	342,159

Spectrum Brands Holdings, Inc. †	31,931	1,176,019

Stallion Oilfield Holdings, Ltd.	16,319	522,208

Terex Corp. †	49,414	1,090,567

Trump Entertainment Resorts, Inc.	3,732	14,928

Vantage Drilling Co. †	1,105,155	1,679,836

Vertis Holdings, Inc. F	8,815	88

Total common stocks (cost $30,519,148)		$23,990,456

CONVERTIBLE PREFERRED STOCKS (1.1%)*	Shares	Value

Entertainment Properties Trust Ser. C, $1.438 cum. cv. pfd. R	114,663	$2,373,811

General Motors Co. Ser. B, $2.375 cv. pfd.	55,378	1,972,841

Health Care REIT, Inc. Ser. I, $3.25 cv. pfd. R	58,867	3,250,047

Lucent Technologies Capital Trust I 7.75% cv. pfd.	2,198	1,193,239

MetLife, Inc. $3.75 cv. pfd.	33,585	2,264,972

Nielsen Holdings NV $3.125 cv. pfd.	27,860	1,502,699

PPL Corp. $4.375 cv. pfd.	29,550	1,623,182

United Technologies Corp. $3.75 cv. pfd. †	26,200	1,462,484

Total convertible preferred stocks (cost $17,308,516)		$15,643,275

CONVERTIBLE BONDS AND NOTES (0.9%)*	Principal amount	Value

Altra Holdings, Inc. cv. company guaranty sr. unsec.
notes 2 3/4s, 2031	$1,661,000	$1,652,695

DFC Global Corp. 144A cv. sr. unsec. unsub. notes 3 1/4s, 2017	1,415,000	1,568,952

Exide Technologies cv. sr. sub. notes FRN zero %, 2013	2,221,000	1,948,928

Ford Motor Co. cv. sr. unsec. notes 4 1/4s, 2016	1,173,000	1,604,078

Meritor, Inc. cv. company guaranty sr. unsec.
notes stepped-coupon 4 5/8s (zero %, 3/1/16) 2026 ††	3,500,000	3,075,625

Navistar International Corp. cv. sr. unsec. sub. notes 3s, 2014	580,000	519,100

Safeguard Scientifics, Inc. cv. sr. unsec.
sub. notes 10 1/8s, 2014	382,000	460,310

Steel Dynamics, Inc. cv. sr. notes 5 1/8s, 2014	602,000	641,883

XM Satellite Radio, Inc. 144A cv. company
guaranty sr. unsec. sub. notes 7s, 2014	772,000	1,199,978

Total convertible bonds and notes (cost $11,337,685)		$12,671,549

PREFERRED STOCKS (0.5%)*	Shares	Value

Ally Financial, Inc. 144A 7.00% cum. pfd.	2,552	$2,323,835

GMAC Capital Trust I Ser. 2, $2.031 cum. pfd.	157,265	3,903,317

M/I Homes, Inc. $2.438 pfd. †	24,550	441,900

Total preferred stocks (cost $5,511,039)		$6,669,052

WARRANTS (—%)* †	Expiration	Strike
	date	price	Warrants	Value

Charter Communications, Inc. Class A	11/30/14	$0.01	420	$13,264

General Motors Co.	7/10/19	18.33	18,319	138,492

General Motors Co.	7/10/16	10.00	18,319	229,354

Smurfit Kappa Group PLC 144A (Ireland) F	10/1/13	EUR 1.00	$4,137	175,136

Tower Semiconductor, Ltd. 144A (Israel) F	6/30/15	$0.01	672,570	134,514

Total warrants (cost $933,302)				$690,760

SHORT-TERM INVESTMENTS (3.4%)*	Shares	Value

Putnam Money Market Liquidity Fund 0.13% [e]	50,219,752	$50,219,752

SSgA Prime Money Market Fund 0.12% P	30,000	30,000

Total short-term investments (cost $50,249,752)		$50,249,752

TOTAL INVESTMENTS

Total investments (cost $1,413,185,238)		$1,445,698,661

Key to holding’s currency abbreviations

CAD     Canadian Dollar

EUR     Euro

Key to holding’s abbreviations

FRB      Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period

FRN      Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period

GMTN   Global Medium Term Notes

MTN      Medium Term Notes

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran September 1, 2011 through August 31, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $1,472,211,281.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡ Security is restricted with regard to public resale. The total market value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $1,152,930, or less than 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

∆ Forward commitment, in part or in entirety (Note 1).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

P Security purchased with cash or security received, that was pledged to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $684,342 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

FORWARD CURRENCY CONTRACTS at 8/31/12 (aggregate face value $30,583,586)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.

	Canadian Dollar	Sell	9/20/12	$270,162	$265,630	$(4,532)

	Euro	Sell	9/20/12	909,275	890,865	(18,410)

Barclays Bank PLC

	Euro	Sell	9/20/12	2,120,845	2,076,456	(44,389)

Citibank, N.A.

	Euro	Sell	9/20/12	1,506,192	1,474,483	(31,709)

Credit Suisse AG

	Euro	Sell	9/20/12	2,649,956	2,593,102	(56,854)

Deutsche Bank AG

	Euro	Sell	9/20/12	2,758,017	2,690,845	(67,172)

Goldman Sachs International

	Euro	Sell	9/20/12	2,725,058	2,669,332	(55,726)

HSBC Bank USA, National Association

	Euro	Sell	9/20/12	1,776,408	1,740,385	(36,023)

JPMorgan Chase Bank, N.A.

	Canadian Dollar	Sell	9/20/12	888,066	873,865	(14,201)

	Euro	Sell	9/20/12	2,359,108	2,310,360	(48,748)

Royal Bank of Scotland PLC (The)

	Euro	Sell	9/20/12	2,686,060	2,631,634	(54,426)

State Street Bank and Trust Co.

	Canadian Dollar	Sell	9/20/12	3,449,939	3,392,503	(57,436)

	Euro	Sell	9/20/12	2,369,676	2,321,057	(48,619)

UBS AG

	Euro	Sell	9/20/12	2,011,777	1,970,262	(41,515)

Westpac Banking Corp.

	Canadian Dollar	Sell	9/20/12	473,290	465,664	(7,626)

	Euro	Sell	9/20/12	2,263,878	2,217,143	(46,735)

Total						$(634,121)

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$4,250,711	$—	$—

Capital goods	1,090,567	—	—

Communication services	2,473,157	—	—

Consumer cyclicals	5,705,361	14,928	88

Consumer staples	2,331,659	230,860	—

Energy	5,250,329	1,675,138	—

Financials	849,713	—	—

Health care	117,945	—	—

Total Common Stocks	22,069,442	1,920,926	88

Convertible bonds and notes	—	12,671,549	—

Convertible preferred stocks	1,462,484	14,180,791	—

Corporate bonds and notes	—	1,246,457,094	—

Preferred stocks	441,900	6,227,152	—

Senior loans	—	89,326,723	—

Warrants	367,846	13,264	309,650

Short-term investments	50,249,752	—	—

Totals by level	$74,591,424	$1,370,797,499	$309,738

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(634,121)	$—

Totals by level	$—	$(634,121)	$—

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 8/31/12

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,362,965,486)	$1,395,478,909
Affiliated issuers (identified cost $50,219,752) (Notes 1 and 6)	50,219,752

Cash	69,381

Dividends, interest and other receivables	26,361,426

Receivable for shares of the fund sold	1,796,235

Receivable for investments sold	3,386,425

Total assets	1,477,312,128

LIABILITIES

Payable for investments purchased	530,001

Payable for purchases of delayed delivery securities (Notes 1 and 7)	431,075

Payable for shares of the fund repurchased	1,175,362

Payable for compensation of Manager (Note 2)	717,215

Payable for investor servicing fees (Note 2)	349,150

Payable for custodian fees (Note 2)	14,601

Payable for Trustee compensation and expenses (Note 2)	438,505

Payable for administrative services (Note 2)	3,286

Payable for distribution fees (Note 2)	585,691

Collateral on certain derivative contracts, at value (Note 1)	30,000

Unrealized depreciation on forward currency contracts (Note 1)	634,121

Other accrued expenses	191,840

Total liabilities	5,100,847

Net assets	$1,472,211,281

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,785,344,915

Undistributed net investment income (Note 1)	10,736,928

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(355,753,448)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	31,882,886

Total — Representing net assets applicable to capital shares outstanding	$1,472,211,281

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,200,820,530 divided by 154,840,080 shares)	$7.76

Offering price per class A share (100/96.00 of $7.76)*	$8.08

Net asset value and offering price per class B share ($20,588,721 divided by 2,658,642 shares)**	$7.74

Net asset value and offering price per class C share ($55,496,486 divided by 7,215,536 shares)**	$7.69

Net asset value and redemption price per class M share ($20,501,433 divided by 2,636,719 shares)	$7.78

Offering price per class M share (100/96.75 of $7.78)†	$8.04

Net asset value, offering price and redemption price per class R share
($10,744,015 divided by 1,411,709 shares)	$7.61

Net asset value, offering price and redemption price per class Y share
($164,060,096 divided by 21,509,750 shares)	$7.63

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 8/31/12

INVESTMENT INCOME

Interest (net of foreign tax of $19,687) (including interest income of $51,189 from investments
in affiliated issuers) (Note 6)	$107,720,539

Dividends (net of foreign tax of $33,352)	2,069,835

Total investment income	109,790,374

EXPENSES

Compensation of Manager (Note 2)	8,077,038

Investor servicing fees (Note 2)	2,075,859

Custodian fees (Note 2)	33,752

Trustee compensation and expenses (Note 2)	120,169

Administrative services (Note 2)	44,701

Distribution fees — Class A (Note 2)	2,904,544

Distribution fees — Class B (Note 2)	200,946

Distribution fees — Class C (Note 2)	465,515

Distribution fees — Class M (Note 2)	99,464

Distribution fees — Class R (Note 2)	48,437

Other	460,644

Total expenses	14,531,069

Expense reduction (Note 2)	(11,581)

Net expenses	14,519,488

Net investment income	95,270,886

Net realized loss on investments (including gain on affiliated security of $14,702)
(Notes 1 and 3)	(5,093,947)

Net realized loss on swap contracts (Note 1)	(36,731)

Net realized gain on foreign currency transactions (Note 1)	3,208,713

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(527,638)

Net unrealized appreciation of investments during the year	72,838,884

Net gain on investments	70,389,281

Net increase in net assets resulting from operations	$165,660,167

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 8/31/12	Year ended 8/31/11

Operations:
Net investment income	$95,270,886	$102,347,953

Net realized gain (loss) on investments
and foreign currency transactions	(1,921,965)	50,090,907

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	72,311,246	(54,315,591)

Net increase in net assets resulting from operations	165,660,167	98,123,269

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(79,446,561)	(82,752,980)

Class B	(1,224,939)	(2,098,112)

Class C	(2,886,813)	(2,611,979)

Class M	(1,309,140)	(1,367,098)

Class R	(658,116)	(490,863)

Class Y	(10,766,199)	(9,983,451)

Increase in capital from settlement payments (Note 9)	—	595,081

Redemption fees (Note 1)	113,029	18,784

Increase (decrease) from capital share transactions (Note 4)	120,955,448	(41,500,135)

Total increase (decrease) in net assets	190,436,876	(42,067,484)

NET ASSETS

Beginning of year	1,281,774,405	1,323,841,889

End of year (including undistributed net investment income
of $10,736,928 and $8,592,765, respectively)	$1,472,211,281	$1,281,774,405

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees [b]	reimbursements	end of period	value (%) [c]	(in thousands)	(%) [d]	net assets (%)	(%)

Class A
August 31, 2012	$7.39	.51	.38	.89	(.52)	(.52)	—	—	$7.76	12.49	$1,200,821	1.02	6.81	46
August 31, 2011	7.40	.56	(.03)	.53	(.54)	(.54)	—	— [e,f,g]	7.39	7.07	1,108,763	1.00	7.15	72
August 31, 2010	6.68	.56	.70	1.26	(.54)	(.54)	—	— [h]	7.40	19.29	1,120,786	1.04 [i]	7.67 [i]	71
August 31, 2009	7.21	.49	(.48)	.01	(.54)	(.54)	—	— [j,k]	6.68	1.73	1,070,781	1.13 [i]	8.37 [i]	44
August 31, 2008	7.82	.57	(.60)	(.03)	(.58)	(.58)	—	—	7.21	(.50)	1,298,019	1.07 [i]	7.51 [i]	28

Class B
August 31, 2012	$7.38	.45	.37	.82	(.46)	(.46)	—	—	$7.74	11.51	$20,589	1.77	6.08	46
August 31, 2011	7.39	.50	(.03)	.47	(.48)	(.48)	—	— [e,f,g]	7.38	6.24	22,545	1.75	6.43	72
August 31, 2010	6.67	.50	.70	1.20	(.48)	(.48)	—	— [h]	7.39	18.39	41,109	1.79 [i]	6.96 [i]	71
August 31, 2009	7.19	.45	(.47)	(.02)	(.50)	(.50)	—	— [j,k]	6.67	1.12	65,487	1.88 [i]	7.75 [i]	44
August 31, 2008	7.79	.51	(.59)	(.08)	(.52)	(.52)	—	—	7.19	(1.14)	113,832	1.82 [i]	6.79 [i]	28

Class C
August 31, 2012	$7.34	.45	.36	.81	(.46)	(.46)	—	—	$7.69	11.48	$55,496	1.77	6.02	46
August 31, 2011	7.35	.49	(.02)	.47	(.48)	(.48)	—	— [e,f,g]	7.34	6.34	38,589	1.75	6.39	72
August 31, 2010	6.65	.50	.69	1.19	(.49)	(.49)	—	— [h]	7.35	18.19	38,400	1.79 [i]	6.92 [i]	71
August 31, 2009	7.17	.45	(.47)	(.02)	(.50)	(.50)	—	— [j,k]	6.65	1.14	34,786	1.88 [i]	7.58 [i]	44
August 31, 2008	7.78	.51	(.60)	(.09)	(.52)	(.52)	—	—	7.17	(1.28)	39,507	1.82 [i]	6.75 [i]	28

Class M
August 31, 2012	$7.41	.49	.38	.87	(.50)	(.50)	—	—	$7.78	12.16	$20,501	1.27	6.56	46
August 31, 2011	7.42	.54	(.03)	.51	(.52)	(.52)	—	— [e,f,g]	7.41	6.74	18,768	1.25	6.90	72
August 31, 2010	6.69	.54	.71	1.25	(.52)	(.52)	—	— [h]	7.42	19.12	19,218	1.29 [i]	7.46 [i]	71
August 31, 2009	7.23	.47	(.48)	(.01)	(.53)	(.53)	—	— [j,k]	6.69	1.36	17,087	1.38 [i]	8.03 [i]	44
August 31, 2008	7.83	.55	(.60)	(.05)	(.55)	(.55)	—	—	7.23	(.67)	13,273	1.32 [i]	7.25 [i]	28

Class R
August 31, 2012	$7.26	.48	.37	.85	(.50)	(.50)	—	—	$7.61	12.17	$10,744	1.27	6.54	46
August 31, 2011	7.30	.52	(.04)	.48	(.52)	(.52)	—	— [e,f,g]	7.26	6.49	8,473	1.25	6.86	72
August 31, 2010	6.61	.53	.69	1.22	(.53)	(.53)	—	— [h]	7.30	18.80	5,085	1.29 [i]	7.36 [i]	71
August 31, 2009	7.16	.46	(.48)	(.02)	(.53)	(.53)	—	— [j,k]	6.61	1.23	2,296	1.38 [i]	7.93 [i]	44
August 31, 2008	7.77	.54	(.59)	(.05)	(.56)	(.56)	—	—	7.16	(.75)	1,446	1.32 [i]	7.22 [i]	28

Class Y
August 31, 2012	$7.28	.52	.37	.89	(.54)	(.54)	—	—	$7.63	12.71	$164,060.77		7.01	46
August 31, 2011	7.31	.57	(.04)	.53	(.56)	(.56)	—	— [e,f,g]	7.28	7.18	84,635.75		7.41	72
August 31, 2010	6.61	.57	.69	1.26	(.56)	(.56)	—	— [h]	7.31	19.49	99,244	.79 [i]	7.80 [i]	71
August 31, 2009	7.14	.54	(.52)	.02	(.55)	(.55)	—	— [j,k]	6.61	1.98	42,372	.88 [i]	9.11 [i]	44
August 31, 2008	7.76	.58	(.60)	(.02)	(.60)	(.60)	—	—	7.14	(.35)	217,165	.82 [i]	7.73 [i]	28

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

56	57

Financial highlights (Continued)

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

e Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Zurich Capital Markets, Inc., which amounted to less than $0.01 per share outstanding on December 21, 2010.

f Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Southwest Securities, which amounted to less than $0.01 per share outstanding on August 22, 2011.

g Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the SEC which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

h Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Prudential Securities, Inc., which amounted to less than $0.01 per share outstanding on March 30, 2010.

i Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to August 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

August 31, 2010	0.01%

August 31, 2009	0.04

August 31, 2008	<0.01

j Reflects non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, LLC and Millennium International Management, LLC, which amounted to less than $0.01 per share outstanding on June 23, 2009.

k Reflects non-recurring reimbursement pursuant to a settlement between the SEC and Bear Stearns & Co., Inc. and Bear Stearns Securities Corp., which amounted to less than $0.01 per share outstanding on May 21, 2009.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 8/31/12

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Unless otherwise noted, the “reporting period” represents the period from September 1, 2011 through August 31, 2012.

Putnam High Yield Trust (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The fund seeks high current income. Capital growth is a secondary goal when consistent with achieving high current income. The fund invests mainly in bonds that are obligations of U.S. companies, are below investment-grade in quality (sometimes referred to as “junk bonds”), and have intermediate- to long-term maturities (three years or longer).

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A 1.00% redemption fee may apply on shares that are redeemed (either by selling or exchanging into another fund) within 30 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $28,200,000 on forward currency contracts for the reporting period.

Credit default contracts The fund entered into credit default contracts to hedge market risk.

In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract.

Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $2,800,000 on credit default swap contracts for the reporting period.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $634,121 on derivative contracts subject to the Master Agreements. There was no collateral posted by the fund.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At August 31, 2012, the fund had a capital loss carryover of $352,679,597 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover
Short-term	Long-term	Total	Expiration

$2,193,629	$2,968,894	$5,162,523	*

76,944,480	N/A	76,944,480	August 31, 2013

14,070,646	N/A	14,070,646	August 31, 2014

2,600,677	N/A	2,600,677	August 31, 2015

20,028,690	N/A	20,028,690	August 31, 2016

96,252,247	N/A	96,252,247	August 31, 2017

137,620,334	N/A	137,620,334	August 31, 2018

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $2,983,859 recognized during the period between November 1, 2011 and August 31, 2012 to its fiscal year ending August 31, 2013.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of foreign currency gains and losses, late year loss deferrals, the expiration of capital loss carryover, defaulted bond interest, and interest on payment in kind securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $3,165,045 to increase undistributed net investment income, $58,696,051 to decrease paid-in-capital and $55,531,006 to decrease accumulated net realized losses.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$80,384,554
Unrealized depreciation	(47,961,124)

Net unrealized appreciation	32,423,430
Undistributed ordinary income	11,286,329
Capital loss carryforward	($352,679,597)
Post-October capital loss deferral	($2,983,859)
Cost for federal income tax purposes	$1,413,275,231

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.720%	of the first $5 billion,
0.670%	of the next $5 billion,
0.620%	of the next $10 billion,
0.570%	of the next $10 billion,
0.520%	of the next $50 billion,
0.500%	of the next $50 billion,
0.490%	of the next $100 billion and
0.485%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. Prior to March 1, 2012, investor servicing fees could not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $3,713 under the expense offset arrangements and by $7,868 under the brokerage/ service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,107, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $76,091 and $363 from the sale of class A and class M shares, respectively, and received $13,220 and $2,869 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $564 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $734,586,985 and $612,399,355, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 8/31/12		Year ended 8/31/11

Class A	Shares	Amount	Shares	Amount

Shares sold	34,603,070	$257,372,755	24,009,975	$186,911,319

Shares issued in connection with
reinvestment of distributions	8,041,510	60,004,281	7,643,807	59,095,581

	42,644,580	317,377,036	31,653,782	246,006,900

Shares repurchased	(37,764,464)	(282,634,506)	(33,074,023)	(256,269,201)

Net increase (decrease)	4,880,116	$34,742,530	(1,420,241)	$(10,262,301)

	Year ended 8/31/12		Year ended 8/31/11

Class B	Shares	Amount	Shares	Amount

Shares sold	818,793	$6,136,475	653,595	$5,090,834

Shares issued in connection with
reinvestment of distributions	132,881	989,647	196,893	1,521,011

	951,674	7,126,122	850,488	6,611,845

Shares repurchased	(1,346,359)	(10,015,198)	(3,359,908)	(26,196,242)

Net decrease	(394,685)	$(2,889,076)	(2,509,420)	$(19,584,397)

	Year ended 8/31/12		Year ended 8/31/11

Class C	Shares	Amount	Shares	Amount

Shares sold	3,427,730	$25,646,267	1,272,470	$9,831,860

Shares issued in connection with
reinvestment of distributions	293,914	2,180,852	234,756	1,803,515

	3,721,644	27,827,119	1,507,226	11,635,375

Shares repurchased	(1,764,456)	(13,116,578)	(1,469,771)	(11,311,017)

Net increase	1,957,188	$14,710,541	37,455	$324,358

	Year ended 8/31/12		Year ended 8/31/11

Class M	Shares	Amount	Shares	Amount

Shares sold	514,074	$3,867,375	318,419	$2,468,076

Shares issued in connection with
reinvestment of distributions	150,094	1,122,364	147,414	1,142,322

	664,168	4,989,739	465,833	3,610,398

Shares repurchased	(560,581)	(4,187,525)	(524,206)	(4,087,552)

Net increase (decrease)	103,587	$802,214	(58,373)	$(477,154)

	Year ended 8/31/12		Year ended 8/31/11

Class R	Shares	Amount	Shares	Amount

Shares sold	731,567	$5,356,536	830,760	$6,386,934

Shares issued in connection with
reinvestment of distributions	81,688	598,532	58,803	447,572

	813,255	5,955,068	889,563	6,834,506

Shares repurchased	(567,904)	(4,141,958)	(419,960)	(3,213,283)

Net increase	245,351	$1,813,110	469,603	$3,621,223

	Year ended 8/31/12		Year ended 8/31/11

Class Y	Shares	Amount	Shares	Amount

Shares sold	21,442,542	$156,553,363	21,624,376	$165,261,256

Shares issued in connection with
reinvestment of distributions	933,782	6,879,275	1,134,844	8,675,835

	22,376,324	163,432,638	22,759,220	173,937,091

Shares repurchased	(12,490,355)	(91,656,509)	(24,716,295)	(189,058,955)

Net increase (decrease)	9,885,969	$71,776,129	(1,957,075)	$(15,121,864)

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$—	Payables	$634,121

	Investments,
	Receivables, Net
	assets — Unrealized		Payables, Net assets —
Equity contracts	appreciation	690,760	Unrealized depreciation	—

Total		$690,760		$634,121

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Swaps	Total

Credit contracts	$—	$(36,731)	$(36,731)

Foreign exchange contracts	3,316,173	—	$3,316,173

Total	$3,316,173	$(36,731)	$3,279,442

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Warrants*	contracts	Total

Foreign exchange contracts	$—	$(534,532)	$(534,532)

Equity contracts	(111,065)	—	$(111,065)

Total	$(111,065)	$(534,532)	$(645,597)

* For the reporting period, the transaction volume for warrants was minimal.

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $51,189 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $481,052,461 and $447,638,770, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Transactions with affiliated issuers

Transactions during the reporting period with a company which is under common ownership or control, or with companies in which the fund owned at least 5% of the voting securities, were as follows:

	Market value at the				Market value at
	beginning of the	Purchase	Sales	Investment	the end of the
Name of affiliates	reporting period	cost	proceeds	income	reporting period

BOHAI BAY ESCROW	$12,165	$—	$14,702	$—	$—

Totals	$12,165	$—	$14,702	$—	$—

Market values are shown for those securities affiliated at the close of the reporting period.

Note 9: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default.

Note 10: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. In July 2011, the fund recorded a receivable of $547,977 related to restitution amounts in connection with a distribution plan approved by the SEC. This amount, which was received by the fund in December 2011, is reported as part of Increase in capital from settlement payments on the Statement of changes in net assets. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. In May 2011, the fund received a payment of $13,338 related to settlement of those lawsuits. This amount is reported as a part of Increase in capital from settlement payments on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 11: New accounting pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011–04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011–04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011–04 is effective for fiscal years and interim periods beginning after December 15, 2011. The application of ASU 2011–04 did not have a material impact on the fund’s financial statements.

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

Federal tax information (Unaudited)

The fund designated 1.54% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period ended, the fund hereby designates 1.75%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2013 will show the tax status of all distributions paid to your account in calendar 2012.

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Advisor to New York Life Insurance Company. Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College and member of the Investment Committee for the college's endowment. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children's Hospital of Colorado.

Other directorships: SM Energy Company, a domestic exploration and production company; UniSource Energy Corporation, an Arizona utility

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. Former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board. Chairman of World Institute of Nuclear Security, a non-profit international non-governmental organization.

Other directorships: Southern California Edison, a regulated electric utility, and its parent company, Edison International

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Anne Ray Charitable Trust's Investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of August 31, 2012, there were 109 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

71

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments and	Vice President
Putnam Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President and Treasurer
Since 2010	Judith Cohen (Born 1945)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Clerk, and Associate Treasurer
2010); Senior Financial Analyst, Old Mutual Asset	Since 1993
Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)	Nancy E. Florek (Born 1957)
Vice President, Proxy Manager, Assistant Clerk,
and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Income
Growth Opportunities Fund	American Government Income Fund
International Growth Fund	Diversified Income Trust
Multi-Cap Growth Fund	Floating Rate Income Fund
Small Cap Growth Fund	Global Income Trust
Voyager Fund	High Yield Advantage Fund
High Yield Trust
Blend	Income Fund
Asia Pacific Equity Fund	Money Market Fund*
Capital Opportunities Fund	Short Duration Income Fund
Capital Spectrum Fund	U.S. Government Income Trust
Emerging Markets Equity Fund
Equity Spectrum Fund	Tax-free income
Europe Equity Fund	AMT-Free Municipal Fund
Global Equity Fund	Tax Exempt Income Fund
International Capital Opportunities Fund	Tax Exempt Money Market Fund*
International Equity Fund	Tax-Free High Yield Fund
Investors Fund
Multi-Cap Core Fund	State tax-free income funds:
Research Fund	Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,
Value	and Pennsylvania.
Convertible Securities Fund
Equity Income Fund	Absolute Return
George Putnam Balanced Fund	Absolute Return 100 Fund
The Putnam Fund for Growth and Income	Absolute Return 300 Fund
International Value Fund	Absolute Return 500 Fund
Multi-Cap Value Fund	Absolute Return 700 Fund
Small Cap Value Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Global Sector	Putnam RetirementReady Funds — portfolios
Global Consumer Fund	with automatically adjusting allocations to
Global Energy Fund	stocks, bonds, and money market instruments,
Global Financials Fund	becoming more conservative over time.
Global Health Care Fund
Global Industrials Fund	RetirementReady 2055 Fund
Global Natural Resources Fund	RetirementReady 2050 Fund
Global Sector Fund	RetirementReady 2045 Fund
Global Technology Fund	RetirementReady 2040 Fund
Global Telecommunications Fund	RetirementReady 2035 Fund
Global Utilities Fund	RetirementReady 2030 Fund
RetirementReady 2025 Fund
Asset Allocation	RetirementReady 2020 Fund
Putnam Global Asset Allocation Funds —	RetirementReady 2015 Fund
portfolios with allocations to stocks, bonds,
and money market instruments that are	Putnam Retirement Income Lifestyle
adjusted dynamically within specified ranges	Funds — portfolios with managed
as market conditions change.	allocations to stocks, bonds, and money
Dynamic Asset Allocation Balanced Fund	market investments to generate
Prior to November 30, 2011, this fund was known as	retirement income.
Putnam Asset Allocation: Balanced Portfolio.
Dynamic Asset Allocation	Retirement Income Fund Lifestyle 1
Conservative Fund	Retirement Income Fund Lifestyle 2
Prior to November 30, 2011, this fund was known as	Retirement Income Fund Lifestyle 3
Putnam Asset Allocation: Conservative Portfolio.
Dynamic Asset Allocation Growth Fund
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Growth Portfolio.
Dynamic Risk Allocation Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Fund information

Founded 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President and Treasurer
Investment Sub-Manager	Robert J. Darretta
Putnam Investments Limited	Katinka Domotorffy	Janet C. Smith
57–59 St James’s Street	John A. Hill	Vice President,
London, England SW1A 1LD	Paul L. Joskow	Principal Accounting Officer,
	Elizabeth T. Kennan	and Assistant Treasurer
Investment Sub-Advisor	Kenneth R. Leibler
The Putnam Advisory	Robert E. Patterson	Susan G. Malloy
Company, LLC	George Putnam, III	Vice President and
One Post Office Square	Robert L. Reynolds	Assistant Treasurer
Boston, MA 02109	W. Thomas Stephens
James P. Pappas
Marketing Services	Officers	Vice President
Putnam Retail Management	Robert L. Reynolds
One Post Office Square	President	Mark C. Trenchard
Boston, MA 02109		Vice President and
	Jonathan S. Horwitz	BSA Compliance Officer
Custodian	Executive Vice President,
State Street Bank	Principal Executive Officer, and	Judith Cohen
and Trust Company	Compliance Liaison	Vice President, Clerk, and
Associate Treasurer
Legal Counsel	Steven D. Krichmar
Ropes & Gray LLP	Vice President and	Nancy E. Florek
	Principal Financial Officer	Vice President, Proxy
Independent Registered		Manager, Assistant Clerk, and
Public Accounting Firm	Robert T. Burns	Associate Treasurer
KPMG LLP	Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam High Yield Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com and update your mailing options.

AN034
276917 10/12

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

August 31, 2012	$81,549	$--	$6,300	$ —
August 31, 2011	$67,958	$--	$6,000	$ —

For the fiscal years ended August 31, 2012 and August 31, 2011, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $6,300 and $6,000 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

August 31, 2012	$ —	$ —	$ —	$ —

August 31, 2011	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam High Yield Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: October 30, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: October 30, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: October 30, 2012